 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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WEST BANCORPORATION, INC.
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WEST BANCORPORATION, INC.

NOTICE OF ANNUAL STOCKHOLDERS’ MEETING TO BE HELD APRIL 29, 2021

Dear Fellow Stockholders:

The West Bancorporation, Inc. (the “Company”) Annual Meeting of Stockholders will be held on Thursday, April 29, 2021, at 4:00 p.m. Central time. This year’s Annual Meeting will be our first time hosting a hybrid virtual meeting, which will be conducted both online via live webcast at www.virtualshareholdermeeting.com/WTBA2021 and in person at the David L. Miller Conference Center at the Company’s headquarters located at 1601 22nd Street, West Des Moines, Iowa. We strongly encourage all stockholders to attend the meeting online via live webcast rather than in person. We have adopted a virtual format for our Annual Meeting to provide a consistent experience for all stockholders regardless of location. When you access the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/WTBA2021, you will be able to vote your shares electronically and submit your questions prior to and during the meeting. You will need to have your 16-digit control number included on your proxy card to join, ask questions at and vote at the Annual Meeting online via live webcast. We will review the progress of the Company and answer questions during the meeting. If a quorum of stockholders is represented at the meeting, the following matters will be presented for votes:

Item 1.The election of 11 directors to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

Item 2.The approval, on a nonbinding basis, of the 2020 compensation of the named executive officers disclosed in the proxy statement;

Item 3.The approval of the West Bancorporation, Inc. 2021 Equity Incentive Plan;

Item 4.The ratification of the appointment of RSM US LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021; and

Item 5.All other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on February 19, 2021, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to notice of and to vote at the Annual Meeting will be available for inspection, upon written request, at the Company’s headquarters located at 1601 22nd Street, West Des Moines, Iowa, beginning two business days after this notice is first mailed.

Whether or not you expect to attend the Annual Meeting, in order to make sure your vote is received, please complete and return the enclosed proxy card or vote your proxy via the internet or telephone as instructed on the proxy card. A prompt response is appreciated.

Copies of the documents included in this mailing, including the proxy statement, Form 10-K and summary annual report, are also available at ir.westbankstrong.com/sec-filings/documents/default.aspx.

Thank you for your interest in our Company.
For the Board of Directors,

 /s/ James W. Noyce

James W. Noyce
Board Chair
West Bancorporation, Inc.

March 1, 2021
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PROXY SUMMARY

This summary highlights selected information about the matters to be voted on at the Annual Meeting. You should read the entire proxy statement before voting. For more information regarding the Company’s 2020 performance, please review the Company’s Annual Report and Form 10-K for the year ended December 31, 2020.

PROPOSAL 1. Election of Directors.	Our Board recommends a vote FOR each director nominee.

					Committee
					Company				Bank
Director Nominees	Age	Director Since	Principal Occupation	Location	AC	CC	NCG	RC	DL	TR
Patrick J. Donovan	67	2019	Retired	St. Paul, MN			M	M
Lisa J. Elming	60	–	Retired	Johnston, IA
Steven K. Gaer	60	2011	Chief Operating Officer and General Counsel, R&R Realty Group, and Mayor of West Des Moines	West Des Moines, IA		C			M
Michael J. Gerdin	51	2013	Chairman and Chief Executive Officer, Heartland Express, Inc.	North Liberty, IA		M
Sean P. McMurray	53	2013	Chief Technology Officer - Emeritus, Businessolver, Inc.	Clive, IA		M		C
George D. Milligan	64	2005	President, The Graham Group, Inc.	Des Moines, IA			C		M
David D. Nelson	60	2010	Chief Executive Officer and President of the Company, and Chair and Chief Executive Officer of West Bank	West Des Moines, IA					M
James W. Noyce	65	2009	Chair of the Company	West Des Moines, IA	M				M
Steven T. Schuler	69	2018	Retired	Urbandale, IA	C			M
Therese M. Vaughan	64	2019	Executive in Residence, Drake University	Des Moines, IA	M		M			M
Philip Jason Worth	49	2013	General Manager, Gilcrest/Jewett Lumber Company	West Des Moines, IA					M	M
AC = Audit Committee; CC = Compensation Committee; NCG = Nominating and Corporate Governance Committee;
RC = Risk Management and Information Technology Committee; DL = Directors Loan Committee; TR = Trust Committee;
C = Chair; M = Member.

All director nominees are independent, except for Mr. Nelson.

Corporate Governance Highlights

✓	The positions of Chair and Chief Executive Officer are separately held.
✓	We impose a director age limit of 73.
✓	Only independent directors serve on committees of the Company Board.
✓	Our Chair is independent.
✓	Executive sessions of the independent directors are held at all in-person Board meetings.
✓	Annual Board and committee performance evaluations are conducted.
✓	Ongoing and active risk oversight is performed by a separate risk management committee.
✓	We consider diversity of board composition, including each director’s skills, expertise, experience, gender, race and ethnicity.

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PROPOSAL 2. Approve the 2020 compensation of the Company’s named executive officers.	Our Board recommends a vote FOR this proposal.

In consultation with a third-party compensation consultant, the Company structured its 2020 executive compensation program to align with stockholder interests and the long-term interests of the Company, appropriately balance risk and reward, and attract and retain a talented executive team. The executive compensation program principles include pay for performance, a balanced mix of fixed and variable compensation and market-competitive pay opportunities. The target total direct compensation mix evidences a strong pay-for-performance culture with a significant amount of NEO pay at-risk.

Executive Compensation Highlights

Element	Base Salary	Annual Cash Incentives	Long-Term Equity Incentives	Other
CEO Mix %	48%	30%	19%	3%
Other NEO Mix %	43%	27%	26%	4%
Highlights
•Fixed compensation set to be competitive within our industry.
•Adjusted annually based on numerous factors, including scope of an executive officer’s responsibilities, demonstrated performance, and relevant market data.
•2020 adjustment was 6 percent for all NEOs, which was cumulative for two years as no adjustment was made in 2019.
•2021 adjustment was 5 percent for the CEO and 3.8 percent for the other NEOs.

•Annual cash bonus opportunity intended to motivate and reward executives for the achievement of certain business goals and strategies.
•Primarily based on:
•the Company’s net profit; and
•the Company’s performance relative to its peer group based on return on average equity, efficiency ratio, and Texas ratio.
•No changes have been made to the maximum eligible amount of cash bonus for 2020 and 2021, which has been 60 percent of base salary for several years.

•Award of time-based RSUs that incentivize executives to deliver long-term value, while also providing a retention vehicle for our executives.
•In 2020, we granted RSUs which vest ratably over five years.
•The number of RSUs granted in 2020 remained the same as in prior years.
•Beginning in 2021, grants for our NEOs will be 50% performance-based and 50% time-based RSUs.

Compensation Program Highlights

✓	We pay for performance.
✓	We align executives’ financial interests with stockholders’ interests.
✓	Our programs support the Company’s and West Bank’s values, strategy and development of employees.
✓	Our compensation practices foster a team approach among top executives.
✓	Our compensation practices attract and retain leaders capable of delivering superior business results.
✓	We provide competitive cash and total compensation opportunities and benefits.
✓	We adhere to the highest legal and ethical standards.

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PROPOSAL 3. The approval of the West Bancorporation, Inc. 2021 Equity Incentive Plan.	Our Board recommends a vote FOR this proposal.

Our Board has adopted the West Bancorporation, Inc. 2021 Equity Incentive Plan (“2021 Equity Plan”) to promote the long-term financial success of the Company and its subsidiaries by attracting and retaining key employees and other individuals, and directed that the 2021 Equity Plan be submitted for approval by our stockholders. We are submitting the 2021 Equity Plan to our stockholders at this time to replace our current equity incentive plan, the West Bancorporation, Inc. 2017 Equity Incentive Plan.

PROPOSAL 4. Ratify the appointment of RSM US LLP as the independent registered public accounting firm for 2021.	Our Board recommends a vote FOR this proposal.

The Audit Committee of the Board has reappointed RSM US LLP (“RSM”), independent certified public accountants, as the Company’s independent registered public accounting firm for the year ending December 31, 2021. RSM will conduct the annual audit of the Company and its subsidiary for 2021. RSM has served as the Company’s independent registered public accounting firm since 1998. The Company is asking its stockholders to ratify the appointment of RSM as the Company’s independent registered public accounting firm for 2021.
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PROXY STATEMENT

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Proxy Statement Table of Contents
WEST BANCORPORATION, INC.

1601 22nd Street
West Des Moines, Iowa  50266

PROXY STATEMENT
2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 29, 2021

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of West Bancorporation, Inc. (the “Company”) of proxies to be used at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will be held on April 29, 2021, at 4:00 p.m. Central time, and at any and all adjournments thereof. The Annual Meeting will be held both online via live webcast at www.virtualshareholdermeeting.com/WTBA2021 and in person at the David L. Miller Conference Center at the Company’s headquarters located at 1601 22nd Street, West Des Moines, Iowa. You will need to have your 16-digit control number included on your proxy card to join, ask questions at and vote at the Annual Meeting online via live webcast. Copies of the Company’s 2020 summary annual report to stockholders and Form 10-K containing the annual report to stockholders, including our consolidated financial statements for the fiscal year ended December 31, 2020, accompany this proxy statement. This proxy statement, form of proxy, and other accompanying materials are first being mailed to stockholders on or about March 1, 2021.

QUESTIONS AND ANSWERS

What is a proxy?	A proxy is a document, also referred to as a “proxy card,” on which you authorize someone else to vote for you in the way that you want to vote. The proxy holders will vote your shares as you have instructed, thereby ensuring your shares will be voted whether or not you attend the Annual Meeting. You may also choose to abstain from voting.
What is a proxy statement?	A proxy statement is a document required by the Securities and Exchange Commission (the “SEC”) that, among other things, explains the items on which you are asked to vote on the proxy card.
Why am I receiving this proxy statement and proxy card?
You are receiving a proxy statement and proxy card from us because you were a stockholder of record of the Company at the close of business on February 19, 2021 (the “Record Date”). As a stockholder of record on the Record Date, you are entitled to vote at the Annual Meeting. This proxy statement describes the matters that will be presented for consideration by the stockholders at the Annual Meeting. It also gives you information concerning those matters to assist you in making an informed decision on each matter.

When you sign the enclosed proxy card or otherwise vote pursuant to the instructions set forth in the proxy card, you appoint the proxy holders designated on the proxy card as your representatives at the meeting. The proxy holders will vote your shares as you have instructed, thereby ensuring your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we ask that you instruct the proxies how to vote your shares in advance of the meeting just in case your plans change.

What if I receive more than one proxy card?	You will receive more than one proxy card if you have multiple holdings reflected in our stock transfer records or in accounts with brokers. Please sign and return ALL proxy cards or otherwise vote pursuant to the instructions set forth in the proxy card to ensure that all of your shares are voted.
What matters will be voted on at the meeting?
You are being asked to vote on the following matters proposed by our Board:

(1)the election of 11 directors to serve on the Board until the next annual meeting of stockholders and until their successors are elected and qualified;
(2)the approval, on a nonbinding basis, of the 2020 compensation of the named executive officers, commonly known as a “say-on-pay” proposal;
(3)the approval of the West Bancorporation, Inc. 2021 Equity Incentive Plan; and
(4)the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2021 fiscal year.

These matters are more fully described in this proxy statement. We are not aware of any other matters that will be voted on at the Annual Meeting. However, if any other business properly comes before the meeting, the persons named as proxies for stockholders will vote on such matters in a manner they consider appropriate.

Proxy Statement Table of Contents

How can I attend the meeting?
The Annual Meeting will be held both online via live webcast at www.virtualshareholdermeeting.com/WTBA2021 and in person at the David L. Miller Conference Center at the Company’s headquarters located at 1601 22nd Street, West Des Moines, Iowa. We strongly encourage all stockholders to attend the meeting virtually rather than in person.

Online access to the webcast will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test the computer software. We encourage our stockholders to access the meeting prior to the start time to allow ample time to complete the online check-in process. You will need to have your 16‐digit control number included on your proxy card to join, ask questions at and vote at the Annual Meeting online via live webcast. You will be able to vote your shares electronically and submit your questions prior to and during the meeting online.

You are entitled to participate in the Annual Meeting only if you were a stockholder of record as of the Record Date or if you hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should follow the instructions for attending the Annual Meeting provided by your broker or other fiduciary. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

How do I ask questions at the meeting if I attend online via live webcast?	To ask a question through the live webcast at www.virtualshareholdermeeting.com/WTBA2021, you will need to have your 16‐digit control number included on your proxy card. If you would like to submit a question, click on the “Q&A” button at the bottom of the screen, enter your question in the text box and click on “Submit” prior to or at any time during the meeting. We encourage you to submit any questions prior to the Annual Meeting to ensure your question is received.
How do I vote?
After reviewing this document, please submit your proxy using any of the voting methods indicated on the proxy card. By submitting your proxy, you authorize the individuals named in it to represent you and vote your shares at the Annual Meeting in accordance with your instructions. Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy card promptly in the enclosed envelope, or through the internet or via telephone by following the instructions on the proxy card.

If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted “FOR” all 11 nominees named in this proxy statement, “FOR” the approval of the say-on-pay proposal, “FOR” the approval of the West Bancorporation, Inc. 2021 Equity Incentive Plan and “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2021 fiscal year.

If you are a beneficial owner and a broker or other fiduciary is the record holder of your shares (which is usually referred to as “street name” ownership), then you received this proxy statement from the record holder of the shares that you beneficially own. The record holder should have given you instructions for directing how the record holder should vote your shares. It will then be the record holder’s responsibility to vote your shares in the manner you direct.

To vote during the meeting, you may go to www.virtualshareholdermeeting.com/WTBA2021 to attend the meeting via webcast and vote online. You will need to have your 16-digit control number included on your proxy card when you access the website and follow the instructions to vote by clicking the “voting” button on your screen. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares held in the name of a broker or other fiduciary also may be voted electronically during the Annual Meeting by following the instructions provided by your broker or other fiduciary. If you attend the Annual Meeting in person, we will distribute ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of a broker or other fiduciary (i.e., in street name), you will need to arrange to obtain a legal proxy from the record holder to vote in person at the meeting. Even if you plan to attend the Annual Meeting, we ask that you complete and return your proxy card or vote via the internet or by telephone in advance of the Annual Meeting in case your plans change.

Proxy Statement Table of Contents

If I hold shares in the name of a broker, who votes my shares?	If your broker holds your shares in its name and you have not provided voting instructions for your shares, your broker may choose to either leave your shares unvoted or vote your shares on certain “routine” matters on which the broker is deemed to have discretionary voting authority. The ratification of the appointment of a company’s independent registered public accounting firm is considered a routine matter, while the election of directors, the approval of say-on-pay proposals and the approval of the West Bancorporation, Inc. 2021 Equity Incentive Plan are considered nonroutine matters. Thus, if you do not provide instructions to your broker as to how it should vote the shares beneficially owned by you, your broker will be able to vote on the ratification of the appointment of RSM US LLP as our independent registered public accounting firm but will not be permitted to vote on the election of directors, the approval of the say-on-pay proposal or the approval of the West Bancorporation, Inc. 2021 Equity Incentive Plan. If your broker does not receive instructions from you on how to vote on a particular matter on which your broker does not have discretionary authority to vote, your broker will return the proxy to us indicating the broker does not have authority to vote on these matters. This is referred to as a “broker non-vote” with respect to the nonroutine matters and will affect the outcome of the voting as described below under “What options do I have in voting on each of the proposals?” Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters brought before the Annual Meeting.
If I hold shares in the West Bancorporation 401(k) retirement plan, who votes my shares?	If you are a holder of stock in the Company’s 401(k) retirement plan (the “Plan”), you can direct the trustee of the Plan (the “Trustee”) how to vote the number of shares you hold in the Plan for each proposal included in this proxy statement. If you do not provide timely voting directions to the Trustee, then the Trustee shall vote the shares held for your benefit in the same proportion as those shares of stock held in the Plan for which the Trustee has received proper directions for voting.
What if I change my mind after I return my proxy?
If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close for the meeting. You may do this by:

•signing another proxy card with a later date and returning that proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;
•timely submitting another proxy via the internet;
•timely submitting another proxy via telephone;
•sending notice to us at the address below that you are revoking your proxy; or
•voting in person at the meeting.

All written notices of revocation and other written communications with respect to revocation of proxies should be sent to West Bancorporation, Inc., 1601 22nd Street, West Des Moines, Iowa 50266, Attention: Corporate Secretary. If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker.

How many votes do we need to hold the Annual Meeting?
The holders of a majority of the outstanding shares of the Company entitled to vote as of the Record Date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. For this purpose, presence “in person” includes online participation in the virtual meeting. Shares are counted as present at the meeting if the stockholder either:

•has properly submitted a signed proxy card or other form of proxy (through the internet or telephone); or
•attends the Annual Meeting in person or online via live webcast.

Shares of common stock held by stockholders abstaining from voting but otherwise present at the meeting in person or by proxy, votes withheld, and broker non-votes are included in determining whether a quorum is present. On the Record Date, there were 16,469,272 shares of common stock issued and outstanding, all of which were entitled to vote. Therefore, at least 8,234,637 shares need to be present, in person (by attendance at the Annual Meeting in person or online via live webcast) or by proxy, at the Annual Meeting to conduct business. Each share of common stock is entitled to one vote.

What happens if a nominee is unable to stand for re-election?
The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee at the discretion of the proxy holders. Proxies cannot be voted for more than 11 nominees. We have no reason to believe any nominee will be unable to stand for election.

Proxy Statement Table of Contents

What options do I have in voting on each of the proposals?
The directors are elected by a plurality of the votes cast by the shares entitled to vote, and the 11 nominees receiving the greatest number of votes cast “FOR” their election will be elected as directors of the Company. Votes withheld from any nominee will have no effect on the election of directors if the number of nominees is not greater than the number of directors to be elected due to the fact that such elections are by a plurality of the votes cast.

The number of votes cast “for” the proposal must exceed the number of votes cast “against” such proposal to approve the say-on-pay proposal, the West Bancorporation, Inc. 2021 Equity Incentive Plan and the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The vote on our executive compensation is advisory and is not binding on the directors of the Company. However, the Compensation Committee of the Board will consider stockholder votes in establishing our compensation plans for subsequent years.

Broker non-votes and abstentions will not be counted as votes cast, but will count for purposes of determining whether a quorum is present. So long as a quorum is present, broker non-votes and abstentions will have no effect on the outcome of the matters to be presented for a vote at the Annual Meeting.

Where do I find the voting results of the Annual Meeting?	We will announce preliminary voting results at the Annual Meeting. The voting results will also be disclosed in a Current Report on Form 8-K that we will file with the SEC within four business days after the meeting.
Who bears the cost of soliciting proxies?	The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, our officers, directors or employees, without extra compensation, may solicit proxies in person, via email or by telephone. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED AND SIGNED PROXY CARD, OR VOTE BY INTERNET OR TELEPHONE, PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING, EITHER IN PERSON OR ONLINE VIA LIVE WEBCAST.
Proposal 1. Election of Directors.

The Company’s Bylaws provide that the number of directors of the Company shall not be less than 5 nor greater than 15. The Board currently consists of 12 members. The Board has considered and nominated all except two of the current directors for election at the Annual Meeting. David R. Milligan, a director since 2009, and Lou Ann Sandburg, a director since 2011, are ineligible to hold office as directors for an additional term due to reaching the age limitation for board service previously approved by resolution of the Board, which requires that a person who has attained or will attain the age of 73 years on or before the date of the forthcoming annual stockholders’ meeting is not eligible for election to the Board. Accordingly, the Board did not nominate Mr. Milligan or Ms. Sandburg for election at the Annual Meeting. As a result, Mr. Milligan and Ms. Sandburg’s directorships will end at the Annual Meeting, and we thank them for their service. The Board also nominated a new nominee, Lisa J. Elming, to fill one of the open Board seats, and decreased the size of the Board to 11 members effective at the Annual Meeting. Proxies cannot be voted for more than 11 persons.

The term for directors is until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation, removal from office, death or incapacitation.

If any nominee or nominees shall become unavailable for election, it is intended that the size of the Board will be reduced accordingly, provided that the number of nominees shall not be less than five. Any stockholder has the option to withhold authority to vote for any or all nominees. Votes withheld from any nominee will have no effect on the election of directors if the number of nominees is not greater than the number of directors to be elected due to the fact that such elections are by a plurality of the votes cast.

Proxy Statement Table of Contents
The Board recommends a vote “FOR” each of the nominees listed in the table below. Properly executed proxies on the accompanying proxy card will be voted “FOR” the election of the listed individuals, unless contrary instructions are given.

Information concerning the nominees, including their ages, year first elected as a director of West Bancorporation, Inc., principal occupation, current assignments on Company committees, and description of experience are set forth below. Unless otherwise noted, the nominees have been employed in their principal occupation with the same organization for at least the last five years. All the nominees are currently serving as directors of the Company, and as directors of the Company’s wholly-owned subsidiary, West Bank, except Lisa J. Elming.

Director Nominees	Age	Director Since	Principal Occupation	Location
Patrick J. Donovan	67	2019	Retired	St. Paul, MN
Lisa J. Elming	60	–	Retired	Johnston, IA
Steven K. Gaer	60	2011	Chief Operating Officer and General Counsel, R&R Realty Group, and Mayor of West Des Moines	West Des Moines, IA
Michael J. Gerdin	51	2013	Chairman and Chief Executive Officer, Heartland Express, Inc.	North Liberty, IA
Sean P. McMurray	53	2013	Chief Technology Officer - Emeritus, Businessolver, Inc.	Clive, IA
George D. Milligan	64	2005	President, The Graham Group, Inc.	Des Moines, IA
David D. Nelson	60	2010	Chief Executive Officer and President of the Company, and Chair and Chief Executive Officer of West Bank	West Des Moines, IA
James W. Noyce	65	2009	Chair of the Company	West Des Moines, IA
Steven T. Schuler	69	2018	Retired	Urbandale, IA
Therese M. Vaughan	64	2019	Executive in Residence, Drake University	Des Moines, IA
Philip Jason Worth	49	2013	General Manager, Gilcrest/Jewett Lumber Company	West Des Moines, IA

Patrick J. Donovan	Age:	67
St. Paul, Minnesota	Director of the Company Since:	2019
	Director of West Bank Since:	2019
	2020 Committees:	· Nominating and Corporate Governance · Risk Management and Information Technology

*Prior to retirement, Mr. Donovan was the President and Chief Executive Officer and a board member of Bremer Financial Corporation, a $13 billion regional financial services company with locations throughout Minnesota, North Dakota and Wisconsin. He started with Bremer in 2003 as Chief Operating Officer and became Chief Executive Officer and a board member in 2009. He retired from Bremer on December 31, 2016.

*Mr. Donovan is a former member of the Federal Advisory Council for the Board of Governors of the Federal Reserve System.
*We consider Mr. Donovan to be a qualified candidate for service on the board and committees on which he serves because of his extensive background in the banking industry spanning nearly four decades and his familiarity with the Minnesota business community.

Proxy Statement Table of Contents

Lisa J. Elming	Age:	60
Johnston, Iowa	Director of the Company since:	–
	Director of West Bank Since:	–
	2020 Committee:	–

*Prior to her retirement, Ms. Elming was the Director of Information Technology at Pioneer Hybrid International, a publicly traded global provider of seeds and agriculture services, from 2012 to 2017 where she led the information technology team that supported all Pioneer business activities in the United States, Mexico, and Brazil. Pioneer is now part of Corteva Agriscience.

*We consider Ms. Elming to be a qualified candidate for service on the board and committee on which she will serve because of her extensive knowledge and over 35 years of experience as an information technology expert. Ms. Elming will serve on the Risk Management and Information Technology Committee upon her election to the Board.

Steven K. Gaer	Age:	60
West Des Moines, Iowa	Director of the Company since:	2011
	Director of West Bank Since:	2011
	2020 Committee:	Compensation
*Mr. Gaer is the Chief Operating Officer and General Counsel for R&R Realty Group, Iowa’s largest commercial real estate development, management and investment company.
*Mr. Gaer is the Mayor of the City of West Des Moines, Iowa, a position he has held since April 2007.
*Mr. Gaer serves on the board of the Metropolitan Planning Organization and the County Assessor Boards for Polk, Dallas, Madison and Warren counties. Mr. Gaer also serves on the board of the Greater Des Moines Partnership.

*We consider Mr. Gaer to be a qualified candidate for service on the board and committee on which he serves because of his extensive knowledge of commercial real estate structuring, development, financing and underwriting.

Michael J. Gerdin	Age:	51
North Liberty, Iowa	Director of the Company Since:	2013
	Director of West Bank Since:	2013
	2020 Committee:	Compensation
*Mr. Gerdin is the Chairman and Chief Executive Officer and a director of Heartland Express, Inc., a publicly traded short-to-medium haul truckload carrier with corporate headquarters in North Liberty, Iowa.

*We consider Mr. Gerdin to be a qualified candidate for service on the board and committee on which he serves because of his extensive experience as the head of a public company and his familiarity with the eastern Iowa business community.

Sean P. McMurray	Age:	53
Clive, Iowa	Director of the Company Since:	2013
	Director of West Bank Since:	2013
	2020 Committees:	· Compensation · Risk Management and Information Technology
*Mr. McMurray is the Chief Technology Officer - Emeritus of Businessolver, Inc., a position he has held since 2017. Businessolver, Inc. is a human resources benefits administration technology company that he helped found in 1998.

*Mr. McMurray was the Chief Executive Officer of AgSolver, Inc., a technology company, from 2013 until October 2017.
*Mr. McMurray founded DataVision Resources and served as its Chief Executive Officer for 15 years until DataVision Resources was acquired by Equifax, Inc. in 2011. He served as a Senior Vice President at Equifax, Inc. until May 2013.

*Mr. McMurray helped to build and design the business platforms for Businessolver, Inc. and AgSolver, Inc.
*We consider Mr. McMurray to be a qualified candidate for service on the board and committees on which he serves because of his extensive knowledge and experience as an information technology expert in a wide array of service industries.

Proxy Statement Table of Contents

George D. Milligan	Age:	64
Des Moines, Iowa	Director of the Company Since:	2005
	Director of West Bank Since:	1994
	2020 Committee:	Nominating and Corporate Governance
*Mr. Milligan is the President of The Graham Group, Inc., a Des Moines, Iowa-based real estate development and investment company.
*Mr. Milligan is a board member and member of the audit committee, nominating and governance committee and investment committee of the public company United Fire Group, Inc. of Cedar Rapids, Iowa, a property and casualty insurance company.

*We consider Mr. Milligan to be a qualified candidate for service on the board and committee on which he serves because of his extensive knowledge of commercial real estate financing and underwriting.

David D. Nelson	Age:	60
West Des Moines, Iowa	Director of the Company Since:	2010
	Director of West Bank Since:	2010
	2020 Committee:	–
*Mr. Nelson is the Chief Executive Officer and President of the Company and Chair and Chief Executive Officer of West Bank.
*Prior to joining the Company on April 1, 2010, Mr. Nelson was the President of Southeast Minnesota Business Banking and President of Wells Fargo Bank Rochester in Rochester, Minnesota. He has more than 35 years of experience in commercial banking.

*We consider Mr. Nelson to be a qualified candidate for service on the board because of his experience as the Chief Executive Officer and President of the Company, his extensive experience in banking and his strong backgrounds in customer relationship building, credit and leadership development.

James W. Noyce	Age:	65
West Des Moines, Iowa	Director of the Company Since:	2009
	Director of West Bank Since:	2009
	2020 Committee:	Audit
*Mr. Noyce has been the Chair of the Company since April 2018 and was previously Vice Chairman from April 2017 to April 2018.
*Mr. Noyce was the Interim Chief Executive Officer of the YMCA of Greater Des Moines from January 2016 until June 2016.
*Mr. Noyce has over 40 years of experience in the financial services industry, and previously served as the Chief Executive Officer of FBL Financial Group, Inc., a publicly traded financial services company, and Farm Bureau Financial Services Companies from January 2007 through his retirement in April 2009, and Chief Financial Officer of these entities from January 1996 through December 2006. Prior to that, Mr. Noyce held various positions with FBL Financial Group, Inc. and Farm Bureau Financial Services Companies, including Controller and Vice President. He served on the Advisory Committee to Farm Bureau Bank for approximately seven years until May 2009.

*Mr. Noyce is a board member and vice chairman and a member of the audit committee, compensation committee and nominating and governance committee of the public company United Fire Group, Inc. of Cedar Rapids, Iowa, a property and casualty insurance company.

*Mr. Noyce is an audit committee financial expert and served as Chair of the Audit Committee from April 2010 until April 2018. Mr. Noyce is a Certified Public Accountant (inactive), a Fellow of the Casualty Actuarial Society and an Associate of the Society of Actuaries.

*We consider Mr. Noyce to be a qualified candidate for service on the board and committee on which he serves because of his knowledge and experience with public companies, his extensive financial services industry experience and his education and training as an accountant.

Proxy Statement Table of Contents

Steven T. Schuler	Age:	69
Urbandale, Iowa	Director of the Company Since:	2018
	Director of West Bank Since:	2018
	2020 Committees:	· Audit · Risk Management and Information Technology
*Mr. Schuler was an executive officer of the Federal Home Loan Bank of Des Moines (the “FHLB”) from September 2006 through his retirement in January 2017. Mr. Schuler served as Executive Vice President and Chief Financial Officer of the FHLB from September 2006 until June 2015; as Executive Vice President, Chief Financial Officer and Chief Operations Officer from June 2015 until June 2016; and Executive Vice President and Chief Operations Officer from June 2016 through his retirement in January 2017. Mr. Schuler had management responsibility for accounting and financial reporting, planning and budgeting, treasury and capital markets, information technology, facilities administration, and business process management. Mr. Schuler was an independent contractor from January 2017 to December 2017.

*Prior to joining the FHLB, Mr. Schuler served in various accounting and financial management positions in the commercial banking and wireless technology industries. From 2001 to 2006, Mr. Schuler served as Chief Financial Officer, Treasurer and Secretary for Iowa Wireless Services, LLC. Mr. Schuler also previously served in various capacities, including Senior Vice President, Chief Financial Officer, Secretary and Treasurer with Brenton Banks, Inc., a publicly traded regional commercial banking company that was sold to Wells Fargo in 2000.

*Mr. Schuler is an audit committee financial expert and serves as Chair of the Audit Committee. Mr. Schuler is a Certified Public Accountant (inactive).
*We consider Mr. Schuler to be a qualified candidate for service on the board and committees on which he serves because of his extensive experience with public companies, his knowledge of the financial services industry and his education and training as an accountant.

Therese M. Vaughan	Age:	64
Des Moines, Iowa	Director of the Company Since:	2019
	Director of West Bank Since:	2019
	2020 Committees:	· Audit · Nominating and Corporate Governance
*Dr. Vaughan is currently an Executive in Residence at Drake University. She was the Robb B. Kelley Visiting Distinguished Professor of Insurance and Actuarial Science at Drake University from August 2017 to August 2019. From June 2014 to June 2017, Dr. Vaughan served as the Interim Dean and then the Dean of Drake’s College of Business and Public Administration.

*Dr. Vaughan is a leading expert in insurance regulation, having served as Chief Executive Officer of the National Association of Insurance Commissioners from February 2009 to November 2012 and as Commissioner of the Iowa Insurance Division, directing all insurance business transacted in the State of Iowa, from August 1994 to December 2004.

*Dr. Vaughan is an Associate of the Society of Actuaries, a Chartered Property Casualty Underwriter, and an Associate of the Casualty Actuarial Society.
*Dr. Vaughan has served on the boards of directors of Verisk Analytics, Inc., a data analytics provider and public company, since February 2013, and of Wellmark Blue Cross and Blue Shield since May 2013. Dr. Vaughan serves on the compensation and nominating and governance committees for Verisk Analytics, Inc. and on the audit committee of Wellmark Blue Cross and Blue Shield. Dr. Vaughan also serves on the board of directors of American International Group, Inc., a public company that is a global organization, and currently serves on the compensation committee.

*Dr. Vaughan has previously served on the boards of directors of Validus Holdings, Ltd., an insurance company and public company, Principal Financial Group, Inc., an investment management company and public company, and of Endurance Specialty Holdings Ltd., a holding company for insurance companies and a public company.

*Dr. Vaughan is an audit committee financial expert.
*We consider Dr. Vaughan to be a qualified candidate for service on the board and committees on which she serves because of her extensive experience with public companies and her leadership in the financial services industry.

Proxy Statement Table of Contents

Philip Jason Worth	Age:	49
West Des Moines, Iowa	Director of the Company Since:	2013
	Director of West Bank Since:	2011
	2020 Committee:	–
*Mr. Worth has worked in the family business, Gilcrest/Jewett Lumber Company, since 1999 and has served in his current role as the General Manager since April 2017. He previously served as Sales Manager. Gilcrest/Jewett Lumber Company was founded in 1856, and Mr. Worth represents the sixth generation of ownership. The company supplies building materials to general contractors and homeowners in central and eastern Iowa and employs over 300 people at four retail locations. The company focuses on building strong, lasting relationships, extending and managing its own credit, and staying active in the communities it serves.

*We consider Mr. Worth to be a qualified candidate for service on the board because of his extensive knowledge of the real estate construction industry in the Company’s Iowa markets.

As noted above, with the exception of Mr. Gerdin, who is a director of Heartland Express, Inc., Mr. Milligan, who is a director of United Fire Group, Inc., Mr. Noyce, who is a director of United Fire Group, Inc., and Dr. Vaughan, who is a director of Verisk Analytics, Inc. and American International Group, Inc. and was a director of Validus Holdings, Ltd. until July 2018, none of the other above nominees hold a directorship in any other company with a class of securities registered pursuant to Section 12 or subject to Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or registered as an investment company under the Investment Company Act of 1940. No other directorships held by nominees in the past five years require disclosure.

None of the nominees for director or executive officers of the Company have any family relationship with any other nominees or with any executive officers of the Company. There are no arrangements or understandings between any of the nominees and any other person pursuant to which he or she was selected as a nominee.

The chart below summarizes the types of knowledge, skills and experiences each of our director nominees possesses that were most relevant to the decision to nominate him or her to serve on the Board. The absence of a mark does not mean the director does not possess that qualification or skill; rather, a mark indicates a specific area of focus or expertise on which the Board relies most heavily. Each director’s biography included previously in this proxy statement describes these qualifications and relevant experience in more detail.

	Donovan	Elming	Gaer	Gerdin	McMurray	Milligan	Nelson	Noyce	Schuler	Vaughan	Worth
Business expertise	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Banking/financial services experience	✓	✓			✓		✓	✓	✓	✓
Financial expertise								✓	✓	✓
Community presence			✓	✓		✓	✓				✓
Risk management	✓	✓			✓			✓	✓	✓
Information technology		✓			✓
Public company executive or board experience	✓			✓			✓	✓	✓	✓
Construction/commercial real estate expertise			✓			✓					✓
Government/public policy			✓							✓
Regulatory										✓
Academia										✓

Proxy Statement Table of Contents
GOVERNANCE AND BOARD OF DIRECTORS

General

Generally, the Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in the day-to-day operations of the Company, which are monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full Board, which are scheduled for five times per year; special meetings which are held from time to time; and through committee membership, which is discussed below. Our directors also discuss business and other matters with our key executives and our principal external advisors, such as our legal counsel, auditors and other consultants.

The Board currently has 12 directors and will have 11 directors after the Annual Meeting if all nominees set forth in this proxy statement are elected. The Board has determined that the following 11 current directors are “independent” as defined by the Nasdaq Listing Rule 5605(a)(2) and Item 407 of Regulation S-K: Donovan, Gaer, Gerdin, McMurray, D. Milligan, G. Milligan, Noyce, Sandburg, Schuler, Vaughan and Worth. The Board has further determined that the independent directors do not have other relationships with the Company that prevent them from making objective, independent decisions. The Board has also determined that new nominee, Lisa J. Elming, would be an independent director, if elected. David D. Nelson is an executive officer of the Company and is not considered “independent.”

The Board held five regularly scheduled meetings and one organizational meeting in 2020. In addition, the Company’s Board and West Bank’s Board held two combined meetings for the purpose of strategic planning. All directors attended at least 75 percent of the full Board meetings and the meetings of any committees on which the director serves. Board members are encouraged to attend the annual meeting of stockholders, and all Board members who were directors at such time attended the 2020 annual meeting of stockholders. The Board did not hold any special meetings related to COVID-19. COVID-19 matters were addressed in regularly scheduled Board and committee meetings of the Company and board meetings of West Bank.

Corporate Governance at a Glance

● Board independence	11 of our 12 directors are independent.
● Board performance	The Board and committees annually assess their performance through self-evaluation.
● Board committees	Only independent directors serve on committees of the Company Board.
● Leadership structure	The positions of Chair and Chief Executive Officer are separately held.
● Risk oversight	The Board is responsible for monitoring key risks and oversees management.
● Open communication	We encourage open communication among our stockholders, directors and management.
● Stock ownership	Directors and the named executive officers are required to hold Company stock.
● Accountability to stockholders	We elect all directors annually.
● Succession planning	The Board actively plans for our director and management succession.

The Board has established the following standing committees:
Audit Committee
Compensation Committee
Nominating and Corporate Governance Committee
Risk Management and Information Technology Committee
The Board has adopted written charters for each standing committee. The charters may be viewed on the Investor Relations — Overview — Corporate Governance section of the Company’s website (www.westbankstrong.com). The primary responsibilities of the committees are described on the following pages.

Proxy Statement Table of Contents
Committees of the Board of Directors

Audit Committee	Members
•4 meetings held in 2020
•4 executive sessions with the Company’s management and internal and independent auditors in 2020
•As required by the charter of the Audit Committee, the members of the Audit Committee are appointed by the Board. Mr. Milligan will no longer serve on this Committee following the Annual Meeting.
•Each of the Audit Committee members is considered “independent” according to Nasdaq listing requirements and Rule 10A-3 of the Exchange Act, as required for audit committee membership. Mr. Schuler, Mr. Noyce and Dr. Vaughan are “audit committee financial experts,” as defined in the Sarbanes-Oxley Act of 2002 and related regulations, based on their level of education and work experience, as described previously in this proxy statement. Mr. Noyce also serves on the audit committee of another public company (United Fire Group, Inc.).
Steven T. Schuler, Chair
David R. Milligan
James W. Noyce
Therese M. Vaughan

Primary functions
•Selects the independent auditor.
•Reviews the Company’s financial reporting, internal control functions and risk assessment.
•Reviews its charter at least annually and recommends changes to the Board when it deems any changes are necessary.
•Has authority to retain special legal, accounting or other consultants as it deems appropriate or necessary.

•Reviews with the independent auditors the plan, scope and results of the auditors’ services and approves their fees.
•Prepared to meet privately at any other time at the request of the independent registered public accountants, internal auditors or members of management to review any special situation arising on any of the above subjects.

Compensation Committee	Members
•4 meetings held in 2020
•As required by the Compensation Committee’s charter, the members of the Compensation Committee are elected annually by the independent directors of the Board.
•Each of the Compensation Committee members is considered “independent” as defined by Nasdaq listing requirements and “non-employee” directors under Section 16 of the Exchange Act and the rules promulgated thereunder.
Steven K. Gaer, Chair
Michael J. Gerdin
Sean P. McMurray

Primary functions
•Annually reviews the Company’s compensation and benefit programs, including compensation for the named executive officers.
•Determines the compensation plans for the named executive officers.
•May delegate any of its authorities to a sub-committee but has not done so to date.

•Makes compensation recommendations to the Board concerning the amount and the form of director compensation. The independent directors of the Board ultimately determine director compensation.
•Has authority to retain consultants and advisors, which it does periodically.

The Compensation Committee has retained McLagan Partners, Inc. (“McLagan”), a highly specialized, industry-focused team within Aon’s Human Capital Solutions business, to provide the Compensation Committee with independent, objective analyses and professional opinions on executive compensation matters. McLagan has been determined by the Compensation Committee to be independent, reports directly to the Chair of the Compensation Committee, and performs no other work for the Company.

Proxy Statement Table of Contents

Nominating and Corporate Governance Committee	Members
•3 meetings held in 2020
•As required by the Nominating and Corporate Governance Committee’s charter, the members of the Nominating and Corporate Governance Committee are elected annually by the independent directors of the Board.
•Each of the Nominating and Corporate Governance Committee members are considered “independent” as defined by Nasdaq listing requirements.
George D. Milligan, Chair
Patrick J. Donovan
Therese M. Vaughan

Primary functions
•Makes recommendations to the Board regarding the composition and structure of the Board and nominations for election of directors, including the director nominees proposed in this proxy statement.
•Develops policies and processes regarding principles of corporate governance.

•Will consider for nomination at the 2022 annual meeting of stockholders, as part of its nomination process, any director candidate recommended by a stockholder who follows the procedures described in the “General Matters—2022 Stockholder Proposals” section of this proxy statement.
•Reviews succession planning at least annually.

The Nominating and Corporate Governance Committee follows the process described below when identifying and evaluating nominees to the Board:

Procedures for identifying candidates include: (a) review current directors of the Company; (b) review current directors of West Bank; (c) solicit input from existing directors and executive officers; and (d) review submissions from stockholders, if any. The following criteria will be considered when evaluating nominee candidates, including candidates recommended by stockholders:

 (a) Composition
      The Board should be composed of:
1.Directors chosen with a view of bringing to the Board a variety of experiences and backgrounds;
2.Directors who have a high level of managerial experience or are accustomed to dealing with complex challenges; and
3.Directors who will represent the best interests of the stockholders as a whole rather than special interest groups or constituencies, while also taking into consideration the assessment of the overall composition and needs of the Board.

The Nominating and Corporate Governance Committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members, to determine if they meet the Company’s age eligibility requirements (a person who has attained or will attain age 73 on or before the date of the annual stockholders’ meeting is not eligible for election to the Board), and to determine whether they are “independent” in accordance with SEC rules and Nasdaq listing requirements. A majority of the Board’s directors are required to be independent under the criteria for independence created by the SEC and Nasdaq. We do not have a specific policy relating to the consideration of diversity in identifying director candidates. However, the Nominating and Corporate Governance Committee considers diversity in the composition of our Board in its director nomination process, including nominee skills, expertise, experience, gender, race and ethnicity. The Nominating and Corporate Governance Committee has not engaged a search firm to assist in the identification of director candidates.

(b) Selection Criteria
In considering possible candidates for nomination as a director, the Nominating and Corporate Governance Committee considers the following general guidelines and criteria:
1.Each director should be of the highest character and integrity, have experience at or demonstrated understanding of strategy/policy setting, and have a reputation for working constructively with others;
2.Each director should have sufficient time available to devote to the affairs of the Company in order to effectively carry out the responsibilities of a director;
3.Each director should be free of any conflict of interest that would interfere with the proper performance of his or her responsibilities as a director, including his or her responsibilities as a member of any committee of the Board; and
4.The Chief Executive Officer is expected to be a director. Other members of senior management may be nominated to be directors, but Board membership is not necessary or a prerequisite for other senior executive positions.

The Nominating and Corporate Governance Committee evaluates all candidates in the same way, reviewing the aforementioned factors, among others, regardless of the source of such candidates, including stockholder recommendations. Because of this, there is no separate policy with regard to consideration of candidates recommended by stockholders.

Proxy Statement Table of Contents

Risk Management and Information Technology Committee	Members
•4 meetings held in 2020
•As required by the Risk Management and Information Technology Committee’s charter, the members of this Committee are appointed annually by the Board. Ms. Sandburg will no longer serve on this Committee following the Annual Meeting. We expect Ms. Elming to serve on this Committee following the Annual Meeting.
•Each of the Risk Management and Information Technology Committee members are considered “independent” as defined by Nasdaq listing requirements.
Sean P. McMurray, Chair
Patrick J. Donovan
Lou Ann Sandburg
Steven T. Schuler

Primary functions
•Charged with being the primary Board committee to actively monitor and oversee the enterprise risk management process for the Company and West Bank.
•Monitors liquidity, cash flow, regulatory and strategic risks, and reviews risk disclosures in the Company’s financial statements and other public filings.
•Reviews its charter at least annually and recommends changes to the Board when it deems any changes are necessary.

•Regularly reviews ongoing or pending litigation, credit metrics, trends and compliance with established lending limits, investment portfolio performance and potential risks, information technology and cybersecurity risks, and potential reputational risks facing the Company.
•Annually reviews policies and procedures regarding risk management, including insurance coverage, information technology and safety, liquidity, and regulatory policies.

Code of Ethics

We have a Code of Conduct in place that applies to all of our directors, officers and employees. The Code of Conduct sets forth the standard of ethics that we expect all of our directors, officers and employees to follow, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Code of Conduct may be viewed on the Company’s website (www.westbankstrong.com) under Investor Relations — Overview — Corporate Governance. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the Code of Conduct with respect to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and persons performing similar functions, by posting such information on our website. The Audit Committee reviewed the Company’s Code of Conduct during 2020 and recommended minor changes to the Board, which the Board implemented.

Environmental Sustainability and Social Responsibility Efforts

As investor interest in environmental, social and governance matters grows, the Company is responding by considering environmental and social matters in its policies and public disclosures. The Company has always been committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business effectively, serving our customers and communities, creating long-term value for our shareholders and maintaining our integrity in the marketplace. We monitor developments in the areas of environmental, social and governance matters and review our policies, procedures and business practices in light of such developments. We continue to develop appropriate responses to these evolving expectations.

The Company is committed to the communities we serve, our employees and stockholders. We serve the communities in which we operate through supporting economic development activities, charitable giving, and volunteerism by our employees. The Company invests in communities via Community Reinvestment Act lending activities and sound loan administration to promote sustainable growth. Sponsorships, donations and grants of more than $600,000 were facilitated through West Bank and the West Bancorporation Foundation in 2020. The Company encourages and supports volunteer efforts of its employees who spent time volunteering, serving on boards, and providing educational and networking opportunities that touched more than 170 not-for-profit organizations in 2020. This commitment and investment in the communities we serve are foundational to the Company’s success.

Proxy Statement Table of Contents
Board Leadership Structure

The Board believes that having a non-chief executive officer director serve as Chair of the Board is in the best interests of stockholders. The Board currently intends to maintain the leadership structure of having a non-chief executive officer as Chair. The Board and its Nominating and Corporate Governance Committee believe that this structure will continue to be useful in providing consistent oversight and strategic direction to the Company. The Board expects Mr. Nelson to take the lead in developing strategic plans, providing day-to-day leadership and managing the performance of the Company. The Board expects the Chair to lead the Board meetings, participate in committee meetings and advise West Bank leadership. The Board intends to periodically review its leadership structure and make changes as dictated by the circumstances and the best interests of the stockholders.

Board’s Role in Risk Oversight

The Board performs its risk oversight function through the Audit, Compensation, Nominating and Corporate Governance, and Risk Management and Information Technology Committees, which report to the whole Board and are composed solely of independent directors. This structure has provided greater Board awareness of policy and operational issues at the Company.

Audit Committee
•Reviews with management the Company’s major financial risk exposures, including policies regarding employee conduct, and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies related to controls over financial reporting. These reviews are completed at least annually.
•Also functions as West Bank’s Audit Committee.
•Has quarterly executive sessions with both the Company’s independent and internal auditors concerning any topic of concern to the auditors.
•Internal auditing is done by an independent public accounting firm retained by the Audit Committee.
•Retains, and receives an annual report from, an independent public accounting firm employed specifically to review West Bank’s trust department.

Compensation Committee
•Reviews at least annually all compensation policies, practices, and plans of the Company to determine whether they encourage excessive risk-taking or pose any other threat to the safety and soundness of the Company or West Bank, or are otherwise inconsistent with the stockholders’ long-term best interests.

Nominating and Corporate Governance Committee	•Reviews at least annually all policies and practices related to the governance of the Company. •Annually reviews Board succession plans. •Reviews and recommends board candidates.
Risk Management and Information Technology Committee
•Charged with identifying and assessing the risks and technology issues facing the Company and overseeing the development, implementation and monitoring of the Company’s risk management process and technology plan.
•Oversees the division of risk-related responsibilities to each of the other Board committees.
•Oversees and reviews with management the Company’s credit, market, liquidity, reputation, transactional, operational, regulatory, information technology, cybersecurity, strategic and similar risks.
•On an annual basis, the Risk Management and Information Technology Committee reviews risk assessments, policies and procedures regarding risk management, information technology and safety, and liquidity.

Proxy Statement Table of Contents
Nominating and Corporate Governance Committee Report

During 2020, the Nominating and Corporate Governance Committee reviewed the composition of the existing Board, giving specific attention to the questions of the desirable size of the Board and how many insiders should be on the Board. The Board has a policy that no Board member should be nominated for election to the Board who has attained or will attain the age of 73 years on or before the date of the forthcoming annual stockholders’ meeting and election of directors. Two current directors are affected by this policy. David R. Milligan and Lou Ann Sandburg will retire from the Board effective as of the date of the Annual Meeting. Based on its review of the Board composition after the upcoming retirements, the Nominating and Corporate Governance Committee decided to recommend reducing the size of the Board to 11 directors. In planning for the retirements, the Nominating and Corporate Governance Committee performed a search for a new director, following its established processes and evaluation criteria. Lisa J. Elming was recommended by current Board members and was reviewed by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee took action in November 2020 to recommend the addition of Ms. Elming as a director. In addition, the Nominating and Corporate Governance Committee decided that it was in the best interests of the stockholders to continue the model of having only one member of management, the Chief Executive Officer, on the Board in order to clearly differentiate the roles of the Board and management.

The Nominating and Corporate Governance Committee also evaluated the qualifications and performance of each of the current members of the Board. In its evaluation, the Nominating and Corporate Governance Committee compared each of the current directors to the qualifications and characteristics of a director set forth in the Nominating and Corporate Governance Committee’s charter. The Nominating and Corporate Governance Committee then polled each director eligible to stand for re-election to determine his or her willingness to stand for re-election and determined that each director is willing to continue service. The Nominating and Corporate Governance Committee did not receive any stockholder recommendations for director nominees for the Annual Meeting. No third party was retained, in any capacity, to provide assistance in either identifying or evaluating potential director nominees for the Annual Meeting.

Based on the foregoing, the Nominating and Corporate Governance Committee recommended to the Board that Patrick J. Donovan, Steven K. Gaer, Michael J. Gerdin, Sean P. McMurray, George D. Milligan, David D. Nelson, James W. Noyce, Steven T. Schuler, Therese M. Vaughan and Philip Jason Worth should be nominated for re-election to the Board at the Annual Meeting. The Nominating and Corporate Governance Committee also nominated Lisa J. Elming for election to the Board of Directors at the Annual Meeting. The Board accepted these recommendations.

During 2020, the Nominating and Corporate Governance Committee reviewed its charter, and no changes were recommended to the Board.

The undersigned members of the Nominating and Corporate Governance Committee have submitted this report.

George D. Milligan, Chair
Patrick J. Donovan
Therese M. Vaughan

Director Compensation

Until April 23, 2020, the directors of the Company received an annual retainer of $15,000, payable quarterly. Committee chairs received an additional $2,000 annual retainer. Directors also received $500 per meeting attended (Board and committee), except that members of the Audit Committee received $600 per Audit Committee meeting attended. Mr. James Noyce, as the Chair of the Board, received a monthly fee of $2,500 for his service. Directors of the Company also received an annual retainer of $7,500, payable quarterly, and $500 per meeting (Board and committee) for services as directors of West Bank. In addition, each director was previously granted 2,000 restricted stock units annually.

McLagan completed and the Compensation Committee reviewed a director compensation study in the fourth quarter of 2019, which indicated that our directors were receiving total compensation at a level that was near the top of our peer group. The list of financial institutions in the peer group can be found in the “Executive Compensation” section of this proxy statement. The cash portion of director compensation was near the median, while the stock compensation was at the top of the peer group. Because of fluctuation in the Company’s stock price, the Compensation Committee recommended to the Board that directors’ stock awards no longer be based on a fixed number of shares, but rather on a dollar value of shares, in a manner more aligned with our peers.

Proxy Statement Table of Contents
As a result of the review, the Board adopted the following compensation structure at its meeting on January 22, 2020. The new fees became effective as of the Board annual organizational meeting on April 23, 2020.

		Committees
	Board	Audit	Compensation	Nominating and Corporate Governance	Risk Management and Information Technology	Loan	Trust
Company:
Board member annual retainer	$17,500
Committee chair annual retainer		$7,500	$5,000	$4,000	$4,000
Meeting, each attended	$500	$750	$600	$600	$600
Equity award	$20,000
Board chair annual fee	$30,000
West Bank:
Board member annual retainer	$7,500
Committee chair annual retainer						$0	$2,000
Meeting, each attended	$500					$600	$600

At the annual organizational meeting of the Board on April 23, 2020, each director was granted a restricted stock unit award for 1,315 shares of the Company’s common stock. The targeted value of the shares granted to each board member in 2020 was approximately $20,000 on the grant date. Previously, the annual director restricted stock unit awards were based upon a fixed number of shares. Messrs. Nelson, Gulling, Olafson and Winterbottom are employees and do not receive any compensation for services as directors of the Company or West Bank. None of the directors receive any compensation or other payment in connection with his or her service as a director other than compensation received by the Company and West Bank as set forth below.

The following table sets forth all compensation earned or paid to our nonemployee directors for the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash by Company	Fees Earned or Paid in Cash by West Bank	Stock Awards (1)	Total
Patrick J. Donovan	$23,667	$12,500	$20,000	$56,167
Steven K. Gaer	25,700	18,700	20,000	64,400
Michael J. Gerdin	21,867	12,000	20,000	53,867
Sean P. McMurray	27,334	12,500	20,000	59,834
David R. Milligan	22,367	22,833	20,000	65,200
George D. Milligan	24,534	18,700	20,000	63,234
James W. Noyce	52,367	19,300	20,000	91,667
Robert G. Pulver (2)	6,500	5,500	-	12,000
Lou Ann Sandburg	21,967	14,700	20,000	56,667
Steven T. Schuler	30,167	12,500	20,000	62,667
Therese M. Vaughan	24,067	13,700	20,000	57,767
Philip Jason Worth	19,667	21,500	20,000	61,167
(1)The amounts set forth in the “Stock Awards” column reflect the grant date fair value of restricted stock units awarded on April 23, 2020, valued in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For the material assumptions used in calculating grant date fair value, see the discussion of equity awards in Note 13 of the Notes to the Consolidated Financial Statements for the Company’s financial statements for the year ended December 31, 2020. Each nonemployee director was granted a restricted stock unit award for 1,315 shares of the Company’s common stock with a vesting date of April 23, 2021. These were the only outstanding nonemployee director equity awards as of December 31, 2020.
(2) Mr. Pulver served on the Board through the date of the Company’s 2020 annual meeting of stockholders.

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Executive Officers of the Company

The executive officers of the Company are appointed on an annual basis by the Board of Directors. An executive officer may be removed by the Board of Directors whenever, in its judgment, the best interests of the Company will be served thereby. There are no arrangements or understandings between any of the executive officers and any other person pursuant to which he was selected as an officer. The following tables set forth summary information about the current executive officers of the Company.

David D. Nelson Age: 60	Positions with the Company:	Director Chief Executive Officer President	2010 2010 2010
	Positions with West Bank:	Chair Director Chief Executive Officer	2010 2010 2010
*Prior to joining the Company in 2010, Mr. Nelson was the President of Southeast Minnesota Business Banking and President of Wells Fargo Bank Rochester in Rochester, Minnesota.
*Mr. Nelson has a strong background in customer relationship building, credit and leadership development. Mr. Nelson has been employed in the banking industry since 1984.

Douglas R. Gulling Age: 67	Positions with the Company:	Chief Financial Officer Executive Vice President Treasurer	2001 2004 2013
	Positions with West Bank:	Director Chief Financial Officer Executive Vice President	2005 2002 2015
*Mr. Gulling is a Certified Public Accountant (inactive).
*Mr. Gulling has been employed in the banking industry since 1979.

Harlee N. Olafson Age: 63	Positions with the Company:	Chief Risk Officer Executive Vice President	2010 2010
	Positions with West Bank:	Director Chief Risk Officer Executive Vice President	2011 2010 2010
*Prior to joining the Company in 2010, Mr. Olafson was President of Southern Minnesota Business Banking and President of Wells Fargo Bank Mankato in Mankato, Minnesota.
*Mr. Olafson has strong business development, credit and team building backgrounds. Mr. Olafson has been employed in the banking industry since 1979.

Brad L. Winterbottom	Position with the Company:	Executive Vice President	2006
Age: 64	Positions with West Bank:	Director President	2000 2000
*Mr. Winterbottom has extensive experience in commercial lending and loan portfolio administration, and knowledge of the Iowa business community. Mr. Winterbottom has been employed in the banking industry since 1981.

*Mr. Winterbottom joined West Bank in 1992 and has served as an executive and policy maker since 1998.

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Security Ownership of Certain Beneficial Owners and Executive Officers

The following table sets forth the shares of the Company’s common stock beneficially owned by each director, nominee and named executive officer listed in the Summary Compensation Table, and all directors, nominees and executive officers of the Company and West Bank (including named executive officers) as a group. The ownership information is as of February 19, 2021, and the percent of total shares outstanding is based on 16,469,272 shares of common stock issued and outstanding on such date.

Name	Shares Beneficially Owned (1) (2)	Percent of Total Shares Outstanding
Patrick J. Donovan	10,000	*
Lisa J. Elming	—	—
Steven K. Gaer	15,088	*
Michael J. Gerdin	22,000	*
Douglas R. Gulling (3)	84,262	*
Sean P. McMurray	33,197	*
David R. Milligan	38,858	*
George D. Milligan	50,088	*
David D. Nelson (3)(4)	145,642	*
James W. Noyce	15,888	*
Harlee N. Olafson (3)	72,900	*
Lou Ann Sandburg	14,688	*
Steven T. Schuler	9,000	*
Therese M. Vaughan	4,218	*
Brad L. Winterbottom (3)(5)	93,605	*
Philip Jason Worth	12,894	*
Executive officers, directors and nominees as a group (16 persons)	622,328	3.78%
*Indicates less than 1 percent ownership of outstanding shares.

(1)Shares “beneficially owned” include shares owned by or for, among others, the spouse and/or minor children of the named individual and any other relative who has the same home address as such individual, as well as other shares with respect to which the named individual has or shares voting or investment power or has the right to acquire such powers within 60 days.  Beneficial ownership may be disclaimed as to certain of the shares.
(2)Except as otherwise indicated in the following notes, each named individual owns his or her shares directly, or indirectly through a self-directed IRA or the Company’s 401(k) retirement plan, and has sole investment and voting power with respect to such shares.
(3)Includes 15,000 shares subject to restricted stock unit awards that are currently unvested but will vest within 60 days of February 19, 2021.
(4)Includes 57,235 shares held in his spouse’s trust for which he has sole voting and investment power.
(5)Includes shares held in his spouse’s name. Mr. Winterbottom disclaims any beneficial ownership of 6,607 shares held in his spouse’s name.

Other Beneficial Owners

The following table sets forth certain information on each person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock. The ownership information is as of February 19, 2021.

Name and Address	Shares Beneficially Owned	Percent of Total Shares Outstanding
The Jay Newlin Trust (1) 2661 86th Street Urbandale, IA 50322	1,041,952	6.33%
Blackrock, Inc. (2) 55 East 52nd Street New York, NY 10055	1,125,669	6.83%
(1)Information based solely on a Schedule 13G filed on February 8, 2010 and information provided to the Company. According to the Schedule 13G, The Jay Newlin Trust has sole investment and voting power with respect to these shares.
(2)Information based solely on a Schedule 13G/A filed on February 1, 2021. According to the Schedule 13G/A, Blackrock, Inc. has sole voting power with respect to 1,109,614 of these shares and sole investment power with respect to 1,125,669 of these shares.

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Section 16 Reporting

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and persons who own more than 10 percent of the Company’s common stock file initial reports of ownership and reports of changes of ownership with the SEC and Nasdaq. The Company does not know of any one stockholder who owns more than 10 percent of the Company’s stock. Based solely on its review of Section 16(a) forms filed and written representations that no other reports were required, the Company believes that all Section 16(a) reports applicable to its directors and officers during 2020 were filed on a timely basis.

Changes in Control

The Company does not know of any arrangements or pledges that would result in a future change in control of the Company.

EXECUTIVE COMPENSATION

Overview and Executive Summary

Named Executive Officers

We are a “smaller reporting company” as such term is defined in the rules promulgated under the Exchange Act. Therefore, we are permitted to limit reporting of compensation disclosures to our principal executive officer and our two other most highly compensated executive officers, which are referred to as our “named executive officers” (“NEOs”). We have elected, however, to disclose compensation for all four members of our executive management team.

Our NEOs for 2020, which consist of our principal executive officer and our three other most highly compensated executive officers, are:

•David D. Nelson;
•Douglas R. Gulling;
•Harlee N. Olafson; and
•Brad L. Winterbottom.

The compensation discussed herein and reported below in the Summary Compensation Table is not necessarily indicative of how we will compensate our named executive officers in the future. We will continue to review, evaluate and modify our compensation framework.

Overview and Objectives of Our Executive Compensation Programs

The Company and West Bank share an executive management team. The members of the executive management team, consisting of our NEOs, are compensated by West Bank rather than the Company. Compensation of our NEOs is determined by the Company’s Compensation Committee based on their performance and roles for both the Company and West Bank.

The goal of our compensation program is to create superior long-term value for our stockholders by attracting, motivating and retaining outstanding employees who serve our customers while generating financial performance that is consistently better than our peers. Accordingly, our compensation program for executives is guided by our business needs and challenges in creating stockholder value. To support the achievement of our business strategies and goals, we strive to:

•Pay for performance;
•Align executives’ financial interests with those of our stockholders;
•Support the Company’s and West Bank’s values, strategy and development of employees;
•Foster a team approach among top executives;
•Attract and retain leaders capable of delivering superior business results;
•Provide competitive cash and total compensation opportunities and benefits;
•Balance the mix of short-term and long-term incentives; and
•Adhere to the highest legal and ethical standards.

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Our executive compensation program is designed to attract, retain, and motivate qualified and talented executives to achieve our business goals, and to reward them for superior short- and long-term performance. In particular, our Compensation Committee is mindful that our “pay-for-performance” philosophy must align the interests of our executives with those of our stockholders in order to drive long-term, sustainable stockholder value growth. A significant amount of NEO compensation is considered at-risk, made up of annual cash incentives and long-term equity incentives. The primary elements of our executive compensation program in 2020 consisted of base salary, annual cash incentives, and long-term equity incentives. The purpose of each element is described below.

Base Salary
•Base salaries are set to be competitive within our industry and are important in attracting talented executives.
•Base salaries are adjusted annually (beginning in 2020), and may be adjusted based on numerous factors including a change in an executive officer’s responsibilities, demonstrated performance, or relevant market data.
•The annual adjustment effective January 1, 2020 was 6 percent for all NEOs, which was cumulative for two years as no adjustment was made in 2019 under the previous triennial review policy.
•The annual adjustment effective January 1, 2021 was 5 percent for the CEO and 3.8 percent for the other NEOs.

Annual Cash Incentives
•Annual cash incentives are intended to motivate and reward executives for the achievement of certain financial goals as compared to internal and external standards.
•In 2020, our annual incentives were based on: (1) the Company’s net profit; and (2) the Company’s performance relative to our peer group based on return on average equity, efficiency ratio, and Texas ratio.
•No changes have been made to the maximum eligible amount of annual cash bonus for 2020 or 2021, which has been 60 percent of base salary for several years.

Long-Term Equity Incentives
•Long-term equity awards incentivize executives to deliver long-term value, while also providing a retention vehicle for our executives.
•In 2020, we granted executives restricted stock units (“RSUs”) that vest ratably over five years.
•The total number of awards granted to each of the NEOs in 2020 remained the same as the prior year.
•Beginning with the 2021 grants, 50 percent of each NEO’s RSU award is subject to performance-based vesting and 50 percent is subject to time-based vesting. Following the date of vesting, 50 percent of the settled shares will be subject to a one-year holding period requirement.

Coronavirus Disease 2019

The Coronavirus Disease 2019 (“COVID-19”) pandemic significantly impacted our Company throughout 2020. The NEOs have proactively navigated the business disruptions, employee and customer safety, government financial aid packages for customers, customer loan accommodations and credit risks. The Board did not hold any special meetings related to COVID-19 matters. COVID-19 matters were addressed in regularly scheduled Board and committee meetings of the Company and board and committee meetings of West Bank.

Because of our strong performance against these unprecedented circumstances, the Compensation Committee made no adjustment to our executive compensation programs for 2020, with the exception of the annual cash bonus as discussed further in the “Elements of Compensation - Annual Cash Incentive” section of this proxy statement. There are no current plans for any changes in 2021 as a result of COVID-19. On a Company-wide basis, there have been no salary reductions or modifications to non-NEO bonus plans. All compensation plans have remained unaltered during the COVID-19 pandemic. Certain non-NEO employees who were instrumental in successfully navigating the Paycheck Protection Program were rewarded with one-time bonuses paid in 2020.

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Pay Mix

Consistent with our philosophy of aligning executive pay with the short- and long-term performance of the Company, the elements of our executive compensation program evolve and are adjusted over time to support the business goals of the Company and West Bank, and to align the interests of executive management with the interests of our stockholders. To achieve these objectives, the Compensation Committee utilized the primary compensation elements — base salary, annual cash incentives, and long-term equity — to provide balanced pay packages for our executives. As demonstrated in the following chart, we compensated our NEOs in 2020 with a mix of fixed and variable short- and long-term pay elements, with a significant amount of compensation at-risk.
2020 Compensation Best Practices

Our pay-for-performance philosophy and compensation practices provide an appropriate framework in which our executives are encouraged to achieve our strategic goals without excessive risk taking in their business decisions. We adhered to several best practices for executive compensation throughout 2020, including:

What We Do	What We Do Not Do
✓ Strong emphasis on pay for performance	✓ No perquisites for executives
✓ Maintain rigorous stock ownership guidelines	✓ No golden parachute tax gross-ups
✓ Engage independent compensation consultants	✓ No hedging or pledging of Company stock
✓ Annual outreach with our institutional stockholders	✓ No dividends paid or accumulated on unvested RSUs
✓ Annual say-on-pay vote	✓ No single-trigger cash or equity payments in the event of a
✓ Clawback policy for annual and long-term incentives	change in control
✓ Five-year vesting period for time-based equity awards

2020 Compensation, Financial and Operational Highlights

In 2020, our Compensation Committee took thoughtful and deliberate actions that were appropriate for our business and stockholders. Some of the highlights of the past year include:

•Base salaries are now reviewed and subject to adjustment annually. Prior to 2020, salaries had been reviewed and adjusted triennially.
•Performance criteria for annual bonus compensation now include three financial measures: return on average equity, efficiency ratio and Texas ratio. Prior to 2020, the Company considered four financial performance measures. Based upon the recommendation of the independent compensation consultant, the Company removed return on average assets from the applicable measures because the Company determined that only one profitability measurement is necessary.
•We significantly adjusted our peer group for 2020 pay decisions based on the recommendation of the independent compensation consultant. The new peer group includes 21 financial institutions that were selected based upon market capitalization, asset size and employee headcount.

The Company’s financial performance in 2020 remained robust despite the challenges presented by COVID-19. The Company reported record net income in 2020 while facing pressure on loan and investment yields, credit risk uncertainties and significant provisions to the allowance for loan losses.

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In response to the COVID-19 pandemic, the Company made many operational adjustments to protect the health and safety of its customers and employees. Among them were: (1) converting to an appointment-only operating model during the first several months of the pandemic; (2) promoting the use of online, mobile and contactless transaction options for customer banking activities; (3) providing remote access capabilities for nearly 70 percent of our workforce; and (4) implementing cleaning and safety protocols recommended by governmental health departments. West Bank has never been closed for business during COVID-19 and successfully adjusted its operations to handle, among other challenges, the unprecedented volume of activity related to loan accommodations and lending under the Paycheck Protection Program.

As of December 31, 2020, the Company’s Texas ratio increased to 6.4 percent. The Texas ratio is total nonperforming assets divided by tangible common equity plus the allowance for loan losses. One borrower, which had been on the watch list since 2015, was further downgraded to substandard and put on nonaccrual status in 2020 as a result of additional financial distress experienced by the borrower due to the impact of COVID-19 restrictions and shutdowns. This single borrower makes up 98 percent of nonperforming loans used in calculating the Texas ratio.

The charts below illustrate the three-year history of the key financial measures used in evaluating the Company’s performance relative to our peer group.
Stockholder Outreach

In 2019, the Company began to actively engage with our stockholders to solicit feedback on our executive compensation program. Specifically, in 2019, we reached out to our largest institutional stockholders, who together held over 31 percent of our outstanding shares. Although over 95 percent of our stockholders voted in favor of our executive compensation program for 2019 at our 2020 annual meeting, the Company has continued this outreach in 2020 and engaged with several of our institutional stockholders who together hold over 13 percent of our outstanding shares. Some institutional stockholders did not feel the need to have a discussion this year because they had no concerns with our executive compensation programs and were satisfied with our direction.
A combination of the Chair of the Board, Chair of the Compensation Committee and Director of Human Resources participated in these stockholder discussions. The Company representatives explained our compensation philosophy, and our institutional stockholders shared their views of our executive compensation program. The Compensation Committee found the feedback offered during these outreach efforts constructive and insightful. This feedback helped inform the Compensation Committee’s evaluation and decision making related to the current compensation program and modifications to the program on a “go-forward” basis.

The feedback received in 2020 was favorable regarding the changes made to executive compensation in 2020 in direct response to stockholder comments in 2019. Those changes included the annual review and adjustment to base salaries starting in 2020 and the addition of performance-based vesting conditions to RSU grants to our NEOs starting in 2021.

Our Compensation Philosophy

Put simply, our human resource philosophy is to have fewer people than our peers but to pay our people well. Our business model allows us to operate with fewer employees than the typical commercial bank of our size because we emphasize teamwork and sound practices and focus on business banking. Because we have fewer people, we need to have the right people, and ensure that we offer what we consider to be above average pay in exchange for above average performance. In addition to attracting and retaining what we believe is superior talent, our approach also produces longevity in our workforce. The average tenure of our employees is over nine years.

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This philosophy extends to our NEOs. The Company currently has four NEOs. To succeed with an atypically small team, our CEO leads and fosters a team approach with the three non-CEO members of our management team who bring a diverse array of experience, expertise and backgrounds. Because of this team strategy, compensation for each of our non-CEO NEOs is identical. This approach has consistently proven to produce a winning teamwork structure for the Company and our stockholders.

The Company also believes in evaluating performance relative to our peer group and implementing performance considerations into our compensation decisions. Rather than setting absolute goals that can be manipulated and may lead to inappropriate risk taking, we emphasize sound behaviors that will lead to long-term success. For example, we encourage growth by requiring that our bankers set appointments for sales calls and stay in regular contact with our customers. This has proven successful: over the last decade, our loan portfolio has grown by approximately $1.4 billion, or nearly 16 percent on an average annual basis. None of this growth has been due to acquisitions.

As we strive to grow, we avoid setting concrete goals of attaining a certain size by a certain time. Instead, we focus on relative metrics such as credit quality, which we believe is more important than the growth of the loan portfolio. We also look at return on average equity and efficiency ratio, each on a relative basis to our peer group. We believe that our emphasis on attracting, retaining, and appropriately motivating a well-paid team of superior talent, facilitating strong working relationships in that team, and evaluating performance appropriately, has produced our consistently strong results. The Compensation Committee remains committed to continuing our practice of incentivizing and encouraging the pursuit of excellence through our executive compensation program.

Our Compensation Review Process

Role of Compensation Committee

Our Compensation Committee is composed entirely of independent directors. It is responsible for our executive compensation program and reviews the program on at least an annual basis. The Compensation Committee also has broad discretion when overseeing and reviewing each element of compensation. When reviewing compensation and making compensation decisions, the Compensation Committee considers the respective responsibilities of each NEO, his performance and experience, and also competitive compensation levels based on information and data provided by our independent compensation consultant. In setting compensation levels and incentive goals, the Compensation Committee also reviews our financial results relative to our peer group, and it structures our compensation programs taking into account sound risk management and industry best practices.

The Compensation Committee’s primary considerations for executive compensation decisions are:

•Key financial measurements;
•Strategic initiatives related to our business;
•Compensation of peer group executives; and
•Proper risk management.

Role of Executive Officers in Compensation Decisions

As requested by the Compensation Committee, some members of management support the Compensation Committee’s review and consideration of executive compensation by providing information for the Compensation Committee’s review. In particular, the CEO provides recommendations with respect to the other named executive officers. Such recommendations from the CEO address, among other items, financial results and analysis, performance evaluations, compensation provided to our named executive officers (other than the CEO), technical and regulatory considerations, and input on program design and possible modifications.

The Compensation Committee discusses the CEO’s recommendations and accepts or adjusts them based upon its own assessment of Company strategic goals, executive responsibilities, internal pay equity and its independent review of market data. The CEO is not involved in discussions or determinations relating to his own compensation, and the executive officers are not present during the Compensation Committee’s final discussion and determination of the types and amounts of compensation to be paid.

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Role of Compensation Consultant

Under its charter, the Compensation Committee has the sole authority to select, retain, or replace compensation advisors. The Compensation Committee has historically engaged a compensation consultant to provide independent, objective analyses and professional opinions about executive and director compensation matters. The Compensation Committee believes that working with an independent compensation consultant furthers the Company’s objectives to recruit and retain qualified executives, aids the Compensation Committee in aligning executives’ interests with those of our stockholders, and ensures that our executive compensation program appropriately motivates and rewards ongoing achievement of business goals.

The Compensation Committee engaged McLagan as its independent compensation consultant in 2020. McLagan reports directly to the Chair of the Compensation Committee. McLagan provides input on marketplace trends and best practices relating to competitive pay levels, as well as developments in regulatory and technical matters.

The Compensation Committee reviewed McLagan’s independence as contemplated by the Compensation Committee’s charter and applicable Nasdaq rules and determined that there were no conflicts of interest and that McLagan is independent from the Company, the Compensation Committee members and our executive officers. McLagan was engaged to:

•make recommendations for the composition of the Company’s peer group;
•provide a study of director and executive officer compensation;
•provide input on marketplace trends and best practices relating to competitive pay levels;
•provide analysis and commentary on regulatory developments; and
•provide guidance for our stockholder outreach program.

McLagan also provided guidance and support regarding the West Bancorporation, Inc. 2021 Equity Incentive Plan (the “2021 Equity Plan”).

Use of Peer Group

Market pay practices are one of many factors we consider in setting executive pay levels and designing compensation programs. The Compensation Committee uses our compensation peer group as one data point when setting executive pay packages. Although useful as a reference, the Compensation Committee does not target any particular percentile or range within this peer group as a specific objective. Instead, our compensation decisions are based on the full consideration of many factors, including, but not limited to, individual and Company performance, market data, internal equity, experience, strategic needs, and responsibilities.

The Company’s peer group for 2020 was recommended by McLagan and approved by the Compensation Committee. The peer group was selected based on market capitalization, asset size and employee headcount. For compensation decisions for fiscal year 2020, the following 21 companies were selected as our peer group. No changes were made to this peer group for 2021.

Bank First Corporation	First Financial Corp.	Macatawa Bank Corporation
Civista Bancshares, Inc.	First Mid Bancshares, Inc.	Mackinac Financial Corporation
CrossFirst Bankshares, Inc.	German American Bancorp, Inc.	Mercantile Bank Corporation
Equity Bancshares, Inc.	Hills Bancorporation	MidWestOne Financial Group, Inc.
Farmers National Banc Corp.	Isabella Bank Corporation	Nicolet Bankshares, Inc.
Farmers & Merchants Bancorp	LCNB Corp.	Peoples Bancorp, Inc.
First Business Financial Services, Inc.	Level One Bancorp, Inc.	Southern Missouri Bancorp, Inc.

Elements of Compensation

Our executive compensation program consists of several elements, each with a distinct objective that helps our overall program provide an integrated and competitive total pay package. The following overview explains the structure and rationale of the elements in our executive compensation program for 2020. The principal elements consist of base salary, annual cash incentives, and long-term equity incentives, each of which is provided pursuant to the terms of an employment agreement between the Company and the NEO. A discussion of the terms of these agreements is contained in this proxy statement under the heading “Potential Payments upon Termination or Change in Control.”

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Base Salary

We compensate our NEOs with annual base salaries to provide a reasonable level of fixed income relative to their respective levels of responsibility. We want our base salaries to be competitive and commensurate with experience and knowledge.

As provided in our employment agreements with the NEOs, base salaries are established and eligible for review and possible upward adjustment on an annual basis. Up to and including 2019, it was our practice to make any adjustments on a triennial basis. Beginning in 2020, based upon the recommendation of our independent compensation consultant, base salaries are reviewed and may be adjusted on an annual basis to conform with common practice in the marketplace. We anticipate this change will lead to more consistent adjustments from year-to-year.

Based on the prior practice, salaries were last adjusted in 2018. When reviewing salaries in 2019, the Compensation Committee considered criteria that included the level of responsibility for the position, internal pay equity with other positions, and base salaries for similar positions within our peer group. Based on these factors and our new practice, we increased NEO salaries by 6 percent effective January 1, 2020, reflecting a two-year adjustment. For 2021, the Compensation Committee approved a base salary increase of 5 percent for the CEO, and a 3.8 percent increase for the other NEOs.

Annual Cash Incentive

Annual cash incentives are an important element of total compensation for our NEOs. By tying a meaningful portion of cash compensation to achievement of objectively measured financial results for the year, annual bonus opportunities support and encourage the achievement of the Company’s business goals and strategies and lead to increased value for our stockholders.

Our executive employment agreements provide for participation in the Company’s annual incentive plan. Thereunder, each NEO is eligible for a bonus as a percentage of his annual base salary, based upon the achievement of performance measures described below. Our plan caps maximum bonus opportunities to avoid encouraging excessive risk-taking and to avoid any focus on maximizing short-term results at the expense of long-term soundness. The plan also requires positive Company earnings in order for any bonuses to be paid.

The amount of any annual bonus actually earned is determined based upon quantitative and qualitative analyses of Company performance completed by the Compensation Committee. The quantitative analysis examines the Company’s performance relative to our peer group with respect to three key financial measures. The qualitative analysis considers any items deemed relevant by the Compensation Committee, including, for example, regulatory actions, if any, and Company profitability. Based on the qualitative analysis, the Compensation Committee may increase or decrease the bonus amounts indicated from the quantitative peer group comparison. The calculation and adjustment of bonuses rests within the Compensation Committee’s sole discretion, and its determinations about bonuses are final.

The quantitative analysis has two parts:
(1)the Company’s net profit; and
(2)the Company’s performance relative to our peer group, based on three key metrics (equally weighted):
a.return on average equity;
b.efficiency ratio; and
c.Texas ratio.

Each ratio is defined in Item 7 of our Annual Report on Form 10-K. The Compensation Committee selected these measures because they encompass important aspects of our financial performance: earnings, capital levels, expense control and asset quality. Prior to 2020, the Company considered four financial performance measures. Based upon McLagan’s recommendation, the Company removed return on average assets from the applicable measures because the Company determined that only one profitability measurement is necessary.

Based on our ranking among our peers in each of these key metrics, our NEOs are eligible for a cash bonus payment equal to a percentage of salary, according to the following schedule, which remains unchanged from the prior year:

Performance	Peer Rating	Percent of Salary
Maximum	At/above 75th percentile	60%
Target	50th percentile	40%
Threshold	25th percentile	20%
	Below 25th percentile	0%

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If our ranking in the peer group falls between Threshold and Maximum, our NEOs will be eligible for a proportional cash bonus based upon linear interpolation. Reflecting our team approach to management, all NEOs share the same incentive opportunities relative to salary.

Based on September 30, 2020 data, we anticipate that the Company’s financial results for all of 2020 will be at or above the 75th percentile of our peer group for all of 2020 for each of the performance measures except the Texas ratio. As a result, these preliminary results of the quantitative portion of the annual incentive bonus determination indicate that our NEOs would be eligible to receive a cash bonus amount equal to 53.3 percent of each NEO’s base salary. At its meeting in January 2021, the Compensation Committee discussed and approved an adjustment to the Texas ratio used in the annual incentive bonus calculation to exclude the impact of a single borrower that was added to nonperforming loans in 2020. The borrower experienced a severe detrimental impact on its business directly due to the COVID-19 pandemic and was ineligible for a Paycheck Protection Program loan in 2020. Management has worked closely with the borrower and afforded payment accommodations that have been encouraged by banking regulators. The Compensation Committee determined that the Texas ratio at one point in time during unprecedented economic circumstances does not fairly represent the overall performance of the Company for 2020 and as a result approved removing the impact of this one customer loan from the calculation of the Texas ratio for 2020. The Compensation Committee also considered the overall financial performance of the Company and the NEOs leadership during the unprecedented circumstances created by the COVID-19 pandemic in making this decision. As a result of this qualitative adjustment, we believe the NEOs will be eligible to receive a cash bonus amount equal to 60 percent of each NEO’s base salary, based on September 30, 2020 data. The estimated bonuses would have been 53.3 percent without this change. The additional bonus anticipated to be paid as a result of this change is included in the column titled “Bonus” in the Summary Compensation Table in this proxy statement. The final cash bonus amounts will be determined by the Compensation Committee when all peer group institutions report their financial results for 2020. Please see the Summary Compensation Table for the anticipated cash bonus amount for each NEO.

Long-Term Equity Incentives

Equity compensation is the third primary element of compensation for our named executive officers. The purpose of annual equity grants is to provide long-term incentives that align with stockholder interests, tie pay to performance, provide a long-term planning horizon, mitigate adverse risk taking, and attract and retain key employees.

The employment agreements with our NEOs generally provide for participation in the Company’s equity incentive plan then in effect. Equity awards are currently made under our 2017 Equity Incentive Plan (the “2017 Equity Plan”), which was adopted by our Board and approved by our stockholders in 2017. If our stockholders approve the 2021 Equity Plan, the 2017 Equity Plan will be frozen with respect to future grants. The 2017 Equity Plan was designed to promote the Company’s long-term financial success by providing a means to attract, retain and reward individuals who can and do contribute to such success, and to further align their interests with those of the Company’s stockholders. Awards vest, become exercisable and contain such other terms and conditions as determined by the Compensation Committee and set forth in individual agreements with the participants receiving the awards. As of December 31, 2020, there were 338,035 remaining shares available for issuance under the 2017 Equity Plan, and following our January 2021 grants to employees, there were 196,535 shares remaining.

In recent years, it has been the Company’s practice to grant awards in the form of RSUs that vest in annual installments tied to continued service over five years. Pursuant to the terms of the 2017 Equity Plan and award agreements governing the terms of the awards, unvested awards are forfeited upon early termination, other than a termination in connection with a change in control or due to the NEO’s death, disability or retirement. Outstanding RSUs do not pay or accumulate dividend equivalents during the applicable vesting periods. In addition, the award agreements contain standard confidentiality and non-solicitation covenants for periods following termination of employment. Accordingly, the structure of our equity awards provides a retention incentive and provides important protections for the Company and our stockholders.

In March 2020, the Compensation Committee granted 15,000 RSUs to each of our named executive officers, a number identical to the awards granted in 2019. The value of the awards granted in 2020 were $69,232 less than the value of the 2019 awards for each NEO because of the difference in stock prices at grant dates.

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In response to feedback received during our stockholder outreach, the Compensation Committee adopted performance-based vesting for 50 percent of the customary RSU awards made to each of the NEOs, starting with our 2021 grants. The RSU awards granted to our NEOs in January 2021 were made under the 2017 Equity Plan. If approved by our stockholders, future awards will be made under the 2021 Equity Plan. For the RSU awards made to the NEOs in January 2021, the Compensation Committee approved 50 percent of the award to be time-based, with ratable vesting over five years, and 50 percent of the award to be performance-based, with cliff vesting at the end of three years in accordance with the performance criteria set at the time of grant. The performance criteria include three metrics; return on average equity, efficiency ratio and the Texas ratio. These performance metrics will be measured against a peer group established on the grant date and defined as the companies in the SNL Small Cap US Bank index. Under both the service vesting and performance vesting awards granted to our NEOs in 2021, 50 percent of the settled shares will be subject to a one-year holding period requirement from the date of vesting. The holding period may lapse early upon a termination due to the NEO’s disability or death, or upon a change in control of the Company. The Compensation Committee expects future awards to have a similar structure.

Deferred Compensation Plan

Our NEOs are eligible to participate in the West Bancorporation, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan was adopted effective January 1, 2013, to provide key individuals, including our nonemployee directors and the NEOs, with additional deferral opportunities in planning for retirement. The Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan that provides an opportunity for eligible participants to voluntarily defer receipt of a portion of their cash compensation. Pursuant to the terms of the Deferred Compensation Plan, the Compensation Committee has set the crediting rate equal to the prime rate, adjusted each January 1, on any amounts voluntarily deferred by plan participants. The crediting rate was 4.75 percent in 2020 and is 3.25 percent for 2021. Our CEO is currently participating in the Deferred Compensation Plan. No other NEOs and none of our nonemployee directors are currently participating in the Deferred Compensation Plan.

Perquisites, Retirement, and Other Benefits

As a best practice, we have generally avoided the use of perquisites and other types of benefits for executives, emphasizing instead compensation tied to performance. Therefore, in 2020, none of the NEOs received any perquisites. Our named executive officers participate in our broad-based employee benefit programs, such as medical, dental, disability and life insurance coverage, on the same terms as other eligible employees.

Our NEOs are also eligible to participate in our 401(k) retirement plan on the same terms as other eligible employees. During 2020, the Company made a 100 percent Company matching contribution for participant deferrals into the 401(k) retirement plan, up to a maximum of six percent of a participant’s pay. In addition, for 2020, the Company made an additional discretionary Company contribution into the 401(k) retirement plan of four percent of a participant’s pay. The Company’s contributions in each case were subject to applicable IRS limitations.

All employees of West Bank, including our NEOs, are eligible to receive a discretionary annual holiday bonus paid as a percentage of annual salary. Our named executive officers participate in the holiday bonus program on the same terms as our other employees. In 2020, as in prior years, this discretionary bonus was equal to two percent of base salary.

Regulatory Considerations

As a publicly traded financial institution, the Company must comply with multiple layers of regulations when considering and implementing compensation decisions. Although these regulations do not set specific parameters within which compensation decisions must be made, they do require that the Company and the Compensation Committee be mindful of the risks associated with compensation programs designed to incentivize superior performance.

Under the FDIC’s 2015 Interagency Guidelines Establishing Standards for Safety and Soundness, excessive compensation is prohibited as an unsafe and unsound practice. When determining whether compensation is excessive, the FDIC has directed financial institutions to consider whether aggregate cash amounts paid or noncash benefits provided to an employee are unreasonable or disproportionate to the services the employee performs. The Safety and Soundness standards set forth a framework within which financial institutions should evaluate an employee’s compensation, with factors including compensation history, internal pay equity, and, if appropriate, comparable compensation practices at peer institutions. This framework also requires the Company consider its overall financial condition.

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Separately, the FDIC, the Federal Reserve, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision together issued the Guidance on Sound Incentive Compensation Policies, (the “Joint Guidance”) in 2010. The Joint Guidance complements the Safety and Soundness standards and establishes a framework within which financial institutions must assess the soundness of their incentive compensation plans, programs, and arrangements. Because the Joint Guidance is limited to senior executive officers and those other individuals who, either alone or as a group, could pose a material risk to the financial institution, it is somewhat narrower in scope than the Safety and Soundness standards. With respect to those individuals to which it applies, the Joint Guidance aims to ensure that any available incentive compensation arrangements appropriately balance risk and reward, are compatible with effective controls and risk management, and have the support of strong corporate governance.

In addition to the foregoing, proposed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) that intend to implement further risk assessment guidelines and procedures may eventually be finalized by the financial institution regulatory agencies and the SEC. It is likely the Company will be subject to those further guidelines and procedures if and when they become finalized and effective. During 2011, the regulatory agencies issued initial proposed guidance with respect to the Dodd-Frank Act risk assessment guidelines and procedures, and they revised and re-proposed this guidance in 2016. Depending on whether and when the proposed rules are finalized, the earliest they would likely apply to the Company is for performance periods beginning on or after January 1, 2022. In large part, any guidance under the Dodd-Frank Act would likely restate and codify the frameworks presently set forth in the Safety and Soundness standards and the Joint Guidance.

The Company is also subject to the SEC’s rules regarding risk assessment, which apply to all publicly traded companies. The SEC rules require the Company to determine whether any of its existing incentive compensation plans, programs, or arrangements create risks that are reasonably likely to have a material adverse effect on the Company. Accordingly, the Company’s Compensation Committee completes a risk assessment of the Company’s compensation programs and components on an annual basis. The Committee has determined that the Company’s incentive compensation plans, programs, and arrangements do not create risks that are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee believes that its regular, overall assessment of the compensation plans, programs and arrangements established for the Company’s named executive officers includes a sensible, responsible approach toward balancing risks and rewarding reasonable, but not necessarily easily attainable, goals. The Committee annually revisits the frameworks set forth in the Safety and Soundness standards and the Joint Guidance, as both are effective parts of the Committee’s overall assessment of the balance between risk and reward in the Company’s compensation arrangements. In addition, the Committee continues to monitor the status of the proposed guidance under the Dodd-Frank Act, and remains prepared to incorporate into its risk assessment procedures any new guidelines and procedures as may be necessary or appropriate.

Finally, when making decisions about executive compensation, the Company also considers the impact of other regulatory provisions, including: Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), regarding the tax deductibility of certain compensation; Section 409A of the Code regarding nonqualified deferred compensation; Section 280G of the Code regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control; and the impact of FASB ASC Topic 718, which requires the Company to recognize the compensation cost of grants of equity awards based upon their grant date fair value.

Other Compensation and Governance Policies

Share Ownership and Retention Guidelines

We believe our NEOs and nonemployee directors should have a significant equity interest in the Company. To promote equity ownership and align the interests of our executives and directors with those of our stockholders, we maintain the following share retention and ownership guidelines for our senior officers and directors.

CEO	3x base salary
Other NEOs	3x base salary
Nonemployee Directors	3x annual cash retainer

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The ownership guidelines are the same for each executive, including the CEO, to reflect the same team approach applicable to other elements of our executive compensation program. Until the stock ownership guideline levels are met, executives and directors are expected to retain at least 50 percent of any applicable shares received (on a net after-tax basis) pursuant to our equity incentive plans. If an officer fails to satisfy the guidelines, 25 percent of such officer’s annual incentive bonus, if any, is paid in shares of Company stock until the ownership guideline is satisfied. A failure to satisfy the guidelines by a director is considered by the Nominating and Corporate Governance Committee when evaluating such director’s qualifications for nomination. These guidelines are subject to periodic review by the Compensation Committee, and compliance is monitored on an annual basis. The guidelines for nonemployee directors include cash retainer fees received from both the Company and West Bank.

As of December 31, 2020, all of our NEOs and non-employee directors currently hold shares in excess of the requirements in the guidelines.

Clawback Policy

Effective as of January 27, 2021, the Company maintains a formal clawback policy which provides the Board with the authority to recover certain bonus or other incentive compensation (whether paid in cash or stock) paid to any NEO in appropriate circumstances where there has been a restatement of the Company’s financial statements filed with the SEC. While the Compensation Committee believes its risk assessment procedures are effective, it is prepared to implement any additional steps that may be deemed necessary to fully comply with the rules required to be issued under the Dodd-Frank Act, when and if promulgated.

In addition to the formal clawback policy, in the event the Company is required to seek or demand recoupment of any payments made to our NEOs pursuant to law, our employment agreements provide for return of any severance-related payments upon request of the Company. Additionally, all equity awards granted under our 2017 Equity Plan and, going forward under the 2021 Equity Plan, are, and will be, subject to cancellation, recoupment, rescission or payback in accordance with applicable law.

Insider Trading Policy

The Company’s insider trading policy permits open market transactions in Company stock beginning the day after the second full trading day after quarterly earnings have been made public until the 10th day of the third month in the quarter. In addition, our NEOs may purchase Company stock through the 401(k) retirement plan. Changes to purchases under the 401(k) retirement plan may be made only during the period when open market transactions are permitted.

Anti-Hedging Policy

The Company’s insider trading policy prohibits all employees and directors from entering into any hedging transactions involving the Company’s stock.

Anti-Pledging Policy

The Company’s insider trading policy prohibits all named executive officers and directors from keeping Company stock in a margin account. In addition, named executive officers and directors may not pledge Company stock as collateral for a loan.

Acceleration of Equity Awards

Our award agreements under the 2017 Equity Plan utilize a “double trigger” approach to vesting upon a change in control, rather than a “single trigger” approach under which awards would vest solely upon a change in control. Under our double trigger approach, vesting of our time-based equity awards occurs upon a change in control only if the outstanding equity awards are not fully assumed by the acquiror, or if they are assumed but the participant is subsequently terminated without cause or resigns for good reason. With respect to the performance-based RSUs to be granted to our NEOs beginning in 2021, the awards will vest in connection with a change in control based upon Company performance through the date of the change in control. We believe this approach provides adequate employment protection while reducing, for our stockholders’ benefit, potential transaction costs associated with the awards.

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No Tax Gross-Ups

Under Section 280G of the Code, an executive may be subject to excise taxes on certain benefits received in relation to a change in control of the Company. While some companies provide excise tax gross-ups to executives, to place the executive in the same tax position as if the excise tax did not apply, we do not believe it is necessary to provide this benefit to our executives. Our employment agreements with the NEOs therefore omit any provision for such a gross-up.

Summary Compensation Table

Compensation earned for services rendered in the year ended December 31, 2020, to our Chief Executive Officer and our other named executive officers is provided in the following table. Compensation for 2019 is also presented for these individuals because they were named executive officers in that year, as well.

Name and Principal Positions	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Non-Equity Incentive Plan Compensation (4) (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
David D. Nelson	2020	$462,160	$40,254	$188,198	$246,285	$2,127	$28,500	$967,524
President and Chief Executive Officer of the Company and Chief Executive Officer of West Bank	2019	436,000	8,720	257,430	242,784	—	28,000	972,934

Douglas R. Gulling	2020	$318,000	$27,698	$188,198	$169,462	$—	$28,500	$731,858
Executive Vice President, Treasurer and Chief Financial Officer of the Company and Executive Vice President and Chief Financial Officer of West Bank	2019	300,000	6,000	257,430	167,053	—	28,000	758,483

Harlee N. Olafson	2020	$318,000	$27,698	$188,198	$169,462	$—	$28,500	$731,858
Executive Vice President and Chief Risk Officer of the Company and West Bank	2019	300,000	6,000	257,430	167,053	—	28,000	758,483

Brad L. Winterbottom	2020	$318,000	$27,698	$188,198	$169,462	$—	$28,500	$731,858
Executive Vice President of the Company and President of West Bank	2019	300,000	6,000	257,430	167,053	—	28,000	758,483

(1)Reflects base salary earned during the year including, if any, deferrals and salary increases.
(2)Consists of 1) a holiday bonus equal to two percent of annual salary paid to all employees of West Bank and 2) the one-time qualitative adjustment to the Company’s annual incentive program, as described above in “Overview and Executive Summary.”
(3)Reflects the grant date fair value of awards granted during the year, computed in accordance with FASB ASC Topic 718. Because the currently outstanding restricted stock units do not pay or accumulate dividend equivalents during the five-year vesting period, these amounts were calculated based on the Company’s closing share price on the date of grant discounted by the present value of the dividends expected to be paid on the underlying shares during the vesting period. Expected dividends are calculated using the current quarterly dividend with future increases projected based on the Company’s historic practices. The Company uses a discount rate equal to the five-year U.S. Treasury rate on the date of grant. For the material assumptions used in calculating grant date fair value, see the discussion of equity awards in Note 13 of the Notes to Consolidated Financial Statements for the Company’s financial statements for the year ended December 31, 2020.
(4)Amounts are shown for the year in which the applicable performance measures were satisfied.
(5)Based upon our results for the fiscal year ended December 31, 2020 and the results of our peers as of September 30, 2020, annual bonuses for 2020 are anticipated to be paid out as shown, which is 88.8 percent of the 60 percent maximum potential amount, resulting in a bonus equal to 53.29 percent of base salary. The final determination of amounts earned for 2020 will be made after the peer group companies’ 2020 financial information is available; to the extent different than the amounts shown, the actual amounts will be disclosed at that time.
(6)Amounts reported for Mr. Nelson represent above-market interest on amounts deferred under the Deferred Compensation Plan.
(7)Consists of contributions made by the Company on behalf of the named executive officer to the Company’s 401(k) retirement plan.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards held as of December 31, 2020 by our named executive officers. Market values for outstanding restricted stock units are based on the closing price of our stock on December 31, 2020 (the last trading day of the year) of $19.30.

	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested
David D. Nelson	45,000	$868,500
Douglas R. Gulling	45,000	$868,500
Harlee N. Olafson	45,000	$868,500
Brad L. Winterbottom	45,000	$868,500
(1)For each named executive officer, reflects restricted stock units which vest in five equal annual installments, including: 3,000 restricted stock units granted on March 21, 2016, with the remaining installment vesting on March 25 of 2021; 6,000 restricted stock units granted on March 27, 2017, with two equal annual installments vesting on March 25 of 2021 and 2022; 9,000 restricted stock units granted on March 26, 2018, with three equal annual installments, vesting on March 25 of 2021, 2022 and 2023; 12,000 restricted stock units granted on March 25, 2019, with four equal annual installments, vesting on March 25 of 2021, 2022, 2023 and 2024; and 15,000 restricted stock units granted on March 23, 2020, which will vest in five equal annual installments, beginning on March 25, 2021.

Potential Payments upon Termination or Change in Control

Each of our named executive officers is party to an employment agreement with the Company and West Bank pursuant to which the officer is entitled to a minimum annual salary and participation in our annual incentive plan and other benefit plans.

Termination and Change in Control Benefits under Employment Agreement with Mr. Nelson

The Company and Mr. Nelson are parties to an employment agreement with an effective date of July 23, 2012. Mr. Nelson serves as the President and Chief Executive Officer of the Company and as the Chief Executive Officer of West Bank under the agreement, as well as a member of the Board of Directors of both entities. The initial term of Mr. Nelson’s agreement ended on December 31, 2015, but the agreement extended automatically for an additional year on January 1, 2015 and each January 1 since that date, and will extend on each January 1 going forward unless either party gives notice of nonrenewal. As of December 31, 2020, Mr. Nelson was entitled to a minimum annual salary of $462,160 pursuant to the agreement, as well as participation in the Company’s annual incentive bonus plan and the Company’s other benefit plans. Upon a termination of Mr. Nelson’s employment by the Company without cause or by Mr. Nelson for good reason, the agreement entitles Mr. Nelson to severance payments equal to 200 percent of the sum of his base salary plus his average annual bonus for the prior three years, payable in 24 equal monthly installments following the date of termination, as well as 18 months of continued medical coverage at active employee rates. If such termination occurs within six months prior to or two years following a change in control, Mr. Nelson will be entitled to severance payments equal to 300 percent of the sum of his base salary plus his average annual bonus for the prior three years, payable in a lump sum, as well as 18 months of continued medical coverage at active employee rates. The aforementioned severance benefits are contingent upon Mr. Nelson’s execution of a general release of claims against the Company. Under the agreement, Mr. Nelson will be subject to non-competition and non-solicitation covenants for a period of 24 months following the termination of his employment.

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Termination and Change in Control Benefits under Employment Agreements with Messrs. Gulling, Olafson and Winterbottom

The Company is a party to employment agreements with each of Messrs. Gulling, Olafson and Winterbottom, with effective dates of July 23, 2012. Under their respective agreements, Mr. Gulling serves as Executive Vice President, Treasurer and Chief Financial Officer of the Company and Executive Vice President and Chief Financial Officer of West Bank, Mr. Olafson serves as Executive Vice President and Chief Risk Officer of the Company and West Bank, and Mr. Winterbottom serves as Executive Vice President of the Company and President of West Bank. Each individual serves as a member of the Board of Directors of West Bank. The initial term under each agreement ended on December 31, 2014, but the agreements extended automatically for an additional year on January 1, 2014 and each January 1 since that date, and will extend on each January 1 going forward unless either party gives notice of nonrenewal. As of December 31, 2020, Messrs. Gulling, Olafson and Winterbottom were each entitled to a minimum annual salary of $318,000 pursuant to their agreements, as well as participation in the Company’s annual incentive bonus plan and the Company’s other benefit plans. Upon a termination of the respective executive’s employment by the Company without cause or by the executive for good reason, the agreement entitles the executive to severance payments equal to 100 percent of the sum of his base salary plus his average annual bonus for the prior three years, payable in 12 equal monthly installments following the date of termination, as well as 12 months of continued medical coverage at active employee rates. If such termination occurs within six months prior to or two years following a change in control, the executive will be entitled to severance payments equal to 200 percent of the sum of his base salary plus his average annual bonus for the prior three years, payable in a lump sum, as well as 18 months of continued medical coverage at active employee rates. The aforementioned severance benefits are contingent upon the respective executive’s execution of a general release of claims against the Company. Under the agreements, Messrs. Gulling, Olafson and Winterbottom will be subject to non-competition and non-solicitation covenants for a period of 12 months following termination of employment (24 months if the termination occurs following a change in control of the Company).

Termination and Change in Control Benefits under 2012 and 2017 Equity Incentive Plans

All awards under the 2012 Equity Incentive Plan (the “2012 Equity Plan”) and the 2017 Equity Plan then held by the participant will become fully vested immediately if (1) such plans and their respective award agreements are not fully assumed in a change in control, or (2) such plans and their respective award agreements are fully assumed in the change in control and the participant is terminated by the Company or a subsidiary without cause or the participant resigns for good reason.

Further, under the 2012 Equity Plan and the 2017 Equity Plan, all restricted stock units generally will become fully vested upon the participant’s termination of service due to the participant’s disability or death. In the event that the participant retires (as defined under each plan), the outstanding restricted stock units will continue to vest as scheduled provided that the participant gives at least six months’ notice (with respect to awards under the 2012 Equity Plan), signs a release and waiver, and does not compete with the Company.

Termination under Deferred Compensation Plan

In the event of a change in control of the Company or the participant’s separation from service due to death or disability, amounts deferred by a participant will be distributed in a lump sum, and Company contributions, if any, will be distributed in accordance with the participant’s elections.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Steven K. Gaer, Michael J. Gerdin and Sean P. McMurray. No Compensation Committee members have been officers or employees of the Company or West Bank. No executive officer of the Company served as a director or member of the compensation committee of any other entity whose executive officers served as a member of our Board or a member of the Compensation Committee.

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Proposal 2. Approve the 2020 Compensation of the Company’s Named Executive Officers.

Section 14A of the Exchange Act requires the Company to conduct an advisory stockholder vote to approve the compensation of named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse the Company’s pay program for its named executive officers. We currently hold our say-on-pay vote every year. The Company is requesting stockholder approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2020 as listed in the Summary Compensation Table, appearing in the “Executive Compensation” section in this proxy statement, and as described in more detail in this proxy statement. The Company believes that its executive compensation programs, as explained in the “Executive Compensation” section of this proxy statement, are straightforward and reasonable. As explained, the general objectives of, and important factors for, the Company’s executive compensation program include significant emphasis on the long-term success of the Company through long-term performance of its executives. Stockholders are urged to carefully read the “Executive Compensation” section of this proxy statement, as well as the Summary Compensation Table and narrative disclosures that describe the compensation of our named executive officers in 2020. The Board has previously approved the 2020 compensation.

The following resolution is submitted for stockholder approval:

“RESOLVED, that West Bancorporation, Inc.’s stockholders approve, on an advisory basis, its executive compensation as described in the section captioned ‘Executive Compensation’ and the tabular disclosure regarding named executive officer compensation contained in the West Bancorporation Inc. proxy statement dated March 1, 2021.”

Approval of this resolution requires that the number of votes cast “for” the proposal exceed the number of votes cast “against” such proposal. In tabulating the votes, abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote. While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on the Board and may not be construed as overruling any decision by the Board. However, the Compensation Committee will take into account the outcome of the votes when considering future compensation arrangements.

The Board recommends a vote “FOR” approval of the 2020 compensation of the named executive officers. Properly executed proxies on the accompanying proxy card will be voted “FOR” approval of the 2020 compensation of the named executive officers unless contrary instructions are given.

Proposal 3. Approve the West Bancorporation, Inc. 2021 Equity Incentive Plan.

A proposal will be presented at the Annual Meeting to approve the West Bancorporation, Inc. 2021 Equity Incentive Plan. The Company’s Board of Directors approved the 2021 Equity Plan on January 27, 2021, subject to stockholder approval.

A summary of the material provisions of the 2021 Equity Plan is set forth below. A copy of the 2021 Equity Plan is set forth as Exhibit A.

Proposed 2021 Equity Incentive Plan

Our Board has adopted the 2021 Equity Plan to promote the long-term financial success of the Company and its subsidiaries by attracting and retaining key employees and other individuals, and directed that the 2021 Equity Plan be submitted for approval by our stockholders. We are submitting the 2021 Equity Plan to our stockholders at this time to replace our current equity incentive plan, the West Bancorporation, Inc. 2017 Equity Incentive Plan (the “Prior Plan”).

If the 2021 Equity Plan is not approved by our stockholders, it will not be adopted, and we will continue to operate under the Prior Plan until its expiration. In the event the 2021 Equity Plan is not approved and the Prior Plan expires, we believe that higher cash compensation may be required to attract and retain key employees and other individuals.

In determining the number of shares of the Company’s common stock to be authorized under the 2021 Equity Plan, the Board considered the effects of our size, number of outstanding shares of the Company’s common stock, and employee headcount, and the Board believes that a share reserve of 625,000 shares is appropriate. The Compensation Committee engaged McLagan to assist in determining the appropriate number of shares to reserve under the 2021 Equity Plan (discussed more fully below under Important Considerations). Upon stockholder approval of the 2021 Equity Plan, the Prior Plan will be frozen.

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Stockholder Approval; Best Practices

If the 2021 Equity Plan is adopted by our stockholders, we will not make any new grants of awards under the Prior Plan. The 2021 Equity Plan submitted for approval reflects current practices in equity incentive plans that we consider best practices, such as:

•Independent Oversight. The 2021 Equity Plan will be administered by the Compensation Committee of the Board, which is comprised of independent members of our Board.
•Double Trigger Change in Control Provisions. The change in control provisions under the 2021 Equity Plan provide for acceleration of vesting of time vested awards in the event of a change in control only if the 2021 Equity Plan does not become an obligation of the successor entity or the participant incurs a termination of service without cause or for good reason following the change in control. Performance vested awards will vest based upon the greater of target performance or the Company performance through the date of the change in control.
•No Evergreen Feature. The number of authorized shares under the 2021 Equity Plan is fixed at 625,000. The 2021 Equity Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.
•Conservative Share Reuse Provision. Shares subject to an award under the 2021 Equity Plan will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation, or not issued upon the settlement of an award.
•Minimum Vesting Periods. Stock awards that are vested solely based on continued service, must have a vesting period of at least one year, with the exception that up to 5% of the share reserve may have a shorter vesting period.
•Minimum Holding Period. Awards under the 2021 Equity Plan made to our NEOs and directors that are settled in shares are subject to a one-year minimum holding requirement that commences on the date of vesting and applies to 50 percent of the shares settled.
•Dividends Subject to Vesting. Dividend payments or dividend equivalent payments on shares subject to outstanding awards may only be distributed upon the vesting of the underlying award.
•Clawback Policy Implementation. All awards under the 2021 Equity Plan will be subject to any applicable law respecting recapture of compensation or the Company’s newly adopted clawback policy, as may be in effect from time to time.
•Forfeiture Provisions. Upon a breach of a restrictive covenant, participants forfeit all outstanding awards (whether vested or unvested) and must repay to the Company any shares or profits realized, within one year prior to the participant’s termination of service and thereafter, from the subsequent disposition of shares received in connection with the 2021 Equity Plan.
•Multiple Award Types. The 2021 Equity Plan permits the issuance of restricted stock units, restricted stock and other types of full value equity grants, subject to the share limits of the Plan. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

Important Considerations

We have adopted and are recommending that our shareholders approve the 2021 Equity Plan because we believe the design of the plan and the number of shares reserved for issuance are consistent with the interests of our shareholders and good corporate governance practices. In approving the 2021 Equity Plan, our Compensation Committee and Board of Directors considered the following:

•Burn Rate; Longevity of Authorized Shares. Burn rate, which is a measure of the annual rate at which companies use (or burn) shares available for grant in their equity compensation plans, is an important factor for shareholders concerned about shareholder dilution. The burn rate is defined in terms of the gross number of equity awards granted during a calendar year divided by the weighted average number of shares of common stock outstanding during the year. We believe our current three-year average burn rate of .89 percent should be viewed favorably by our shareholders. We do not anticipate a significant increase in our average burn rate going forward.

West Bancorporation Burn Rate:	2020	2019	2018
RSU Awards Granted	147,465	154,000	136,500
Weighted Average Common Shares Outstanding	16,446,983	16,358,723	16,275,086
Annual Burn Rate:	0.90%	0.94%	0.84%
3 Year Average Burn Rate	0.89%

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•Overhang. Overhang is another measure that is sometimes used to assess the aggregate dilutive impact of equity programs such as the 2021 Equity Plan. Overhang indicates the amount by which existing shareholder ownership would be diluted if the shares authorized for issuance under the 2021 Equity Plan (625,000), coupled with the shares subject to outstanding awards, were issued. The estimated overhang as of the shareholder meeting date of April 29, 2021, taking into account the new 2021 Equity Plan and currently outstanding awards that will vest and settle prior to such date, would be approximately 6.17 percent, as shown in the table below. We believe this level of overhang should be viewed favorably by our shareholders as it is below the median level for our industry and the median level for our peer group.

(A)	Shares available under the 2021 Equity Plan	625,000
(B)	Shares underlying outstanding awards	531,765
(C)	Less: Outstanding awards scheduled to vest prior to April 29, 2021	(135,965)
(D)	Adjusted Shares underlying outstanding awards as of April 29, 2021	395,800
(E)	Total Shares authorized or outstanding as of April 29, 2021 (A+D)	1,020,800
(F)	Total Shares outstanding (est. as of April 29, 2021)	16,553,737
(G)	Overhang (E divided by F)	6.17%

General

The 2021 Equity Plan was adopted by our Board to promote the growth, profitability, and long-term financial success of the Company, to provide a means to incentivize officers, other employees and non-employee directors to achieve long-term corporate objectives and to attract, retain, and award such individuals who can and do contribute to such success, to further align the interests of such individuals with those of the Company’s stockholders, and to provide such individuals with an opportunity to acquire shares of the Company’s common stock. The 2021 Equity Plan will be administered by the Compensation Committee, which has the authority to select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

The 2021 Equity Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility to appropriately address the requirements and limitations of applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2021 Equity Plan and stockholder interests.

Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2021 Equity Plan is 625,000 shares of the Company’s common stock. To the extent that any shares of stock covered by an award (including stock awards) under the 2021 Equity Plan expire or are not delivered for any reason, including because the award is forfeited, cancelled, or settled in cash, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2021 Equity Plan. Additionally, shares that are tendered to, or withheld by, the Company to satisfy any tax withholding obligations will be deemed to have been delivered for purposes of these limitations.

The 2021 Equity Plan’s effective date will be April 29, 2021, subject to approval by stockholders. If approved, the 2021 Equity Plan will continue in effect as long as any awards are outstanding; provided, however, that no awards may be granted under the 2021 Equity Plan after the ten-year anniversary of the effective date. Any awards that are outstanding after the tenth anniversary of the effective date shall remain subject to the terms of the 2021 Equity Plan.

The maximum number of shares that may be subject to share-based awards which may be granted to any one director participant during any calendar year shall not exceed 10,000 shares. The foregoing limitations with respect to directors will not apply to cash-based director fees that the director elects to receive in the form of shares or share based units equal in value to the cash-based director fees. Director participants are not eligible to receive cash based incentive awards under the 2021 Equity Plan.

The Compensation Committee may use shares of stock available under the 2021 Equity Plan as the form of payment for grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

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In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar event which the Committee determines affects the stock such that an adjustment is appropriate to prevent the enlargement or dilution of rights), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event; provided, however, that the Compensation Committee may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of the awards.

Except as provided by the Compensation Committee, awards granted under the 2021 Equity Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. The Compensation Committee has the discretion to permit the transfer of awards under the 2021 Equity Plan; provided, however, that such transfers shall be limited to immediate family members of participants, trusts, partnerships, limited liability companies and other entities established for the primary benefit of such family members or to charitable organizations, and as long as such transfers are made without value to the participant and are not made to any third-party financial institution.

If the right to become vested in an award granted under the 2021 Equity Plan to a participant is conditioned on the completion of a specified period of service with the Company or a subsidiary, without achievement of performance measures or other performance conditions being required as a condition of vesting, and without being granted instead of or in exchange for other compensation or awards, then the required period of service for full vesting must be at least one year. This minimum required period of service for full vesting does not apply to stock awards granted to director participants where the aggregate of such grants does not exceed five percent of the total share reserve under the 2021 Equity Plan.

The Compensation Committee may provide a participant with the right to receive dividend payments or dividend equivalent payments on shares subject to outstanding awards provided that such dividend payments or dividend equivalent payments will be withheld or accrued by the Company and only distributed upon the release of restrictions subject to the underlying award. If the underlying award is forfeited, the participant will have no rights to such dividend payments or dividend equivalent payments.

Eligibility

Selected employees and directors of the Company or its subsidiaries are eligible to become participants in the 2021 Equity Plan. The Compensation Committee will determine the specific individuals who will be granted awards under the 2021 Equity Plan and the type and amount of any such awards.

Stock Awards

A stock award is a grant of shares of the Company’s common stock or a right to receive shares of the Company’s common stock, an equivalent amount of cash or a combination thereof in the future. Such awards may include, but are not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock, restricted stock units or any other equity-based award as determined by the Compensation Committee. The specific performance measures, performance objectives or period of service requirements are set by the Compensation Committee in its discretion.

Cash Incentive Awards

A cash incentive award is the grant of a right to receive a payment of cash, or the Company’s common stock having a value equivalent to the cash otherwise payable, determined on an individual basis or as an allocation of an incentive pool that is contingent on the achievement of performance objectives established by the Compensation Committee. The Compensation Committee may grant cash incentive awards that may be contingent on achievement of a participant’s performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Compensation Committee.

Acceleration

Any awards granted under the 2021 Equity Plan may be subject to acceleration of vesting, to the extent permitted by the Compensation Committee.

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Forfeiture

Unless specifically provided to the contrary in the applicable award agreement, if a participant’s service is terminated for cause, any outstanding award held by such participant (whether vested or unvested) will be forfeited immediately and such participant will have no further rights under the award.

Further, except as otherwise provided by the Compensation Committee, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant in any agreement between the participant and the Company or a subsidiary, whether before or after the participant’s termination of service, the participant will forfeit or pay the following to the Company:

•all outstanding awards granted to the participant under the 2021 Equity Plan, including awards that have become vested;
•any shares held by the participant in connection with the 2021 Equity Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service; and
•the profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the 2021 Equity Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service, where such sale or disposition occurs in such similar time period.

Change in Control

Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all awards will become fully earned and vested immediately if (i) the 2021 Equity Plan is not an obligation of the successor entity following a change in control or (ii) the 2021 Equity Plan is an obligation of the successor entity following a change in control and the participant incurs a termination of service without cause or for good reason following the change in control. Performance vested awards will vest at the time of the change in control based upon the greater of target performance or the Company’s performance through the date of the change in control.

For purposes of the 2021 Equity Plan, a “change in control” generally will be deemed to occur when (i) any person acquires the beneficial ownership of 51% or more of the voting stock of the Company, except that the acquisition of an interest by a benefit plan sponsored by the Company or a corporate restructuring in which another member of the Company’s controlled group acquires such an interest generally will not be a change in control for purposes of the 2021 Equity Plan, (ii) during any 12-month period, a majority of the Board members serving as of the 2021 Equity Plan's effective date, or whose election was approved by a vote of a majority of the directors then in office, no longer serve as directors, or (iii) the Company combines or merges with another company and, immediately after the combination, the stockholders of the Company immediately prior to the combination hold, directly or indirectly, 49 percent or less of the voting stock of the resulting company.

However, a change in control generally will not be deemed to occur solely because 51 percent or more of the voting stock of the Company is acquired by (i) a trustee or other fiduciary under one or more Company employee benefit plans, or (ii) any entity that is owned by the Company’s stockholders in the same proportion as their ownership of the Company’s common stock.

Further notwithstanding any provision in the foregoing definition of Change in Control to the contrary, in the event that any Award constitutes deferred compensation, and the settlement of, or distribution of benefits under such Award is to be triggered by a change in control, then such settlement or distribution shall be subject to the event also constituting a “change in control event” under Code Section 409A.

Amendment and Termination

The Board may at any time amend or terminate the 2021 Equity Plan or any award granted under the 2021 Equity Plan, provided that no amendment or termination may impair the rights of any participant without the participant’s written consent. The Board may not amend the provision of the 2021 Equity Plan to materially increase the original number of shares that may be issued under the 2021 Equity Plan (other than as provided in the 2021 Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2021 Equity Plan, without approval of stockholders. However, the Compensation Committee may amend the 2021 Equity Plan or any award agreement at any time, retroactively or otherwise, to ensure that the 2021 Equity Plan complies with current or future law without stockholder approval, and the Compensation Committee may unilaterally amend the 2021 Equity Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Section 409A of the Code, and applicable regulations and guidance thereunder.

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Clawback Policy

All awards, amounts and benefits received under the 2021 Equity Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy, as may be in effect from time to time, or any applicable law even if adopted after the 2021 Equity Plan becomes effective.

U.S. Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2021 Equity Plan.

Stock Awards. A participant who has been granted a stock award generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and the Company generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, generally will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Cash Incentive Awards. A participant who has been granted a cash incentive award generally will not realize taxable income at the time of grant, provided that no cash is actually paid at the time of grant. Upon the payment of any cash in satisfaction of the cash incentive award, the participant generally will realize ordinary income in an amount equal to the cash award received and the Company will be entitled to a corresponding deduction.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may tender cash, have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements. The shares withheld from awards may not be used to satisfy more than the individual statutory tax rate for each applicable tax jurisdiction.

Change in Control. Any acceleration of the vesting or payment of awards under the 2021 Equity Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Code, which may subject the participant to a 20 percent excise tax and preclude deduction by the Company.

Tax Advice

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2021 Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2021 Equity Plan. The Company strongly encourages participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
* * * * *
New Plan Benefits

Because the grant of awards under the 2021 Equity Plan is within the discretion of the Compensation Committee, and possibly subject to various performance factors which cannot, as yet, be determined, we cannot determine the dollar value or number of awards that will in the future be received by or allocated to any participant in the 2021 Equity Plan. No individual awards have been granted to any employee or director under the 2021 Equity Plan that are contingent on the approval of the Company’s stockholders. For information regarding awards issued to the Company’s named executive officers during 2020, please see the 2020 Summary Compensation Table in the Executive Compensation section of this proxy statement.

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Equity Compensation Plans

The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2020.

	Number of shares to be	Weighted-average	Number of shares remaining available
	issued upon exercise of	exercise price of	for future issuance under equity
	outstanding options,	outstanding options,	compensation plans (excluding shares
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans
approved by stockholders (1)	390,265	—	338,035(2)
Equity compensation plans not
approved by stockholders	—	—	—
Total	390,265	—	338,035
(1)    Includes the West Bancorporation, Inc. 2012 Equity Incentive Plan approved by stockholders on April 26, 2012, and the West Bancorporation, Inc. 2017 Equity Incentive Plan approved by stockholders on April 27, 2017.
(2)    Reflects the number of shares available for issuance under the West Bancorporation, Inc. 2017 Equity Incentive Plan as nonqualified and incentive stock options, stock appreciation rights and stock awards.

Stockholder Vote Necessary to Approve the 2021 Equity Plan

Approval of the 2021 Equity Plan requires that the number of votes cast “for” the proposal exceed the number of votes cast “against” such proposal. In tabulating the votes, abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote.

Board Recommendation

The Board recommends a vote “FOR” approval of the West Bancorporation, Inc. 2021 Equity Incentive Plan. Properly executed proxies on the accompanying proxy card will be voted “FOR” approval of the 2021 Equity Plan unless contrary instructions are given.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Proposal 4. Ratify the Appointment of Independent Registered Public Accounting Firm.

The Audit Committee of the Board has reappointed RSM US LLP (“RSM”), independent certified public accountants, as the Company’s independent registered public accounting firm for the year ending December 31, 2021. RSM will conduct the annual audit of the Company and its subsidiary for 2021. RSM has served as the Company’s independent registered public accounting firm since 1998. In support of the reappointment of RSM as the Company’s independent registered public accounting firm, the Audit Committee considered the following factors:

•The firm’s independence, objectivity and professional skepticism;
•The firm’s compliance with the SEC requirement to rotate the lead engagement partner and concurring review partner every five years;
•Quality of services provided;
•Quality of communication and interaction with the firm;
•A review of the firm’s most recent Public Company Accounting Oversight Board (“PCAOB”) inspection report; and
•Audit and non-audit fees.

The Company is asking its stockholders to ratify the appointment of RSM as the Company’s independent registered public accounting firm for 2021. A description of the fees for services rendered by RSM for 2020 and 2019 and a description of the Company’s policy regarding the approval of independent registered public accountants’ fees are set forth below.

In the event the stockholders fail to ratify the appointment, the Audit Committee will consider this factor when making any future determination regarding RSM. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

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Ratification of the appointment of RSM requires that the number of votes cast “for” the proposal exceed the number of votes cast “against” such proposal. In tabulating the votes, abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote.

A representative from RSM will be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

The Board recommends a vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the year ending December 31, 2021. Properly executed proxies on the accompanying proxy card will be voted “FOR” the ratification of the appointment of RSM as the independent registered public accounting firm for the year ending December 31, 2021, unless contrary instructions are given.

Audit Fees

During the period covering the fiscal years ended December 31, 2020 and 2019, RSM performed the professional services listed in the following table.

	2020	2019
Audit fees (1)	$308,378	$293,941
Audit-related fees (2)	29,600	27,900
Tax fees (3)	7,088	6,752
All other fees (4)	27,566	49,426
Total	$372,632	$378,019
(1)Audit fees represent fees for professional services provided for the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports, and reporting on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act.
(2)Audit-related fees represent fees for professional services provided for the audit of the Company’s 401(k) retirement plan.
(3)Tax fees represent fees for professional services related to tax compliance, which included review of tax returns and advice on certain tax issues.
(4)All other fees represent fees for information technology services.

The Audit Committee considered whether the non-audit services provided to the Company by RSM are compatible with maintaining RSM’s independence and concluded that the independence of RSM is not compromised by the provision of such services. The Audit Committee pre-approves all audit services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent registered public accounting firm prior to engagement.

Audit Committee Report

The incorporation by reference of this proxy statement into any document filed with the SEC by the Company shall not be deemed to include the following report unless such report is specifically stated to be incorporated by reference into such document.

The Audit Committee hereby states as follows:

•It has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2020, with management;
•It has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;
•It has received the written disclosures and the letter from our independent auditor, RSM, required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor the independent auditor’s independence, qualifications and performance;
•At each of its meetings, it has met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
•It has reviewed and approved or ratified all related-party transactions between the Company and its directors;

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•Based on the review and discussions referred to above, it recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2020, for filing with the SEC;
•The Board has reviewed and approved the Audit Committee charter;
•It has discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits; and
•It has selected RSM, independent registered public accounting firm, as the principal accountant for 2021.

The undersigned members of the Audit Committee have submitted this report.

Steven T. Schuler, Chair
David R. Milligan
James W. Noyce
Therese M. Vaughan

GENERAL MATTERS

Certain Relationships and Related Transactions

Certain directors of the Company have direct and indirect material interests in loans made by West Bank. All the loans were made in West Bank’s ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with other persons not related to West Bank or the Company, and did not involve more than the normal risk of collectability or present other unfavorable features. None of the loans have been classified as nonaccrual, past due, troubled debt restructured or potential problem loans. The Board considered these loans when reviewing the independence of its directors and determined that such loans did not prevent the relevant directors from being able to serve as independent directors.

The Audit Committee’s charter requires the Audit Committee to review and approve all related-party transactions that must be disclosed. All transactions between the Company or its subsidiaries and any related person, including loans made by West Bank involving $120,000 or more, are reviewed to determine whether all material facts of the transaction are known to the Audit Committee, the transaction complies with known legal requirements, and the transaction is fair to the Company and West Bank. The Audit Committee completed the required review of the fiscal year 2020 related-party transactions, and all transactions were approved and ratified.

2022 Stockholder Proposals

In order for a proposal from a stockholder to be eligible for inclusion in the Company’s proxy statement and proxy card relating to the 2022 annual meeting of stockholders, the proposal must be received by the Company by November 1, 2021. However, if the date of the 2022 annual meeting is changed by more than 30 days from April 29, 2022, the proposal must be received a reasonable time before the Company begins to print and send its proxy materials for the 2022 annual meeting in order to be eligible for inclusion in the Company’s proxy statement and proxy card. Upon timely receipt of any such proposal, the Company will determine whether to include such proposal in the proxy statement and proxy card in accordance with applicable SEC regulations governing stockholder proposals and the solicitation of proxies.

In order for a stockholder to propose other business to be considered at the 2022 annual meeting (but not included in the Company’s proxy statement) the stockholder must deliver written notice of the proposed business to the Company prior to January 15, 2022, which is 45 days prior to the first anniversary date of the proxy statement mailing date for the preceding year’s annual meeting. The notice must contain the information required by the Company’s bylaws.

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Stockholders wishing to recommend names of individuals for possible nomination to the Board may do so according to the following procedures:

1.Submit the recommendation to Ms. Jensen, Corporate Secretary of the Company, no later than November 1, 2021, which is 120 days prior to the anniversary of this year’s proxy mailing date.
2.Prove the person making the recommendation is a Company stockholder who owns shares with a market value of at least $2,000 at the time the submission is provided.
3.If the person being recommended is aware of the submission, include a signed statement from such nominee so indicating.
4.If the person being recommended is not aware of the submission, include an explanation why the nominee is not aware of his or her nomination.
5.Comply with the additional requirements as described in Article III, Section 15 of the Company’s Amended and Restated Bylaws.

The written submission must be mailed or hand delivered to:

Ms. Alice A. Jensen
Corporate Secretary
West Bancorporation, Inc.
1601 22nd Street
West Des Moines, Iowa 50266

Stockholder Communications

It is the general policy of the Board that management speaks for the Company. To the extent stockholders wish to communicate with a Company representative, they may do so by contacting Douglas Gulling, Executive Vice President, Treasurer and Chief Financial Officer, 1601 22nd Street, West Des Moines, Iowa 50266. Mr. Gulling may be reached by telephone at 515-222-2300 or by email at dgulling@westbankstrong.com.

The Company has a process for stockholders to send communications to the Board or any of its individual members. Any stockholder wishing to communicate with one or more Board members should address a written communication to Mr. Gulling at one of the addresses noted above. Mr. Gulling will forward all appropriate stockholder communications to the full Board or its individual members as appropriate. Mr. Gulling will generally not forward communications that are primarily commercial in nature or related to an improper or irrelevant topic.
Form 10-K

The Company has included a copy of its annual report on Form 10-K for the year ended December 31, 2020, as filed with the SEC, with this proxy statement. A request for an additional copy should be directed to Alice A. Jensen, Corporate Secretary, West Bancorporation, Inc., 1601 22nd Street, West Des Moines, Iowa 50266 or by calling 515-222-2300. The Company’s Form 10-K is also available on the SEC’s website at www.sec.gov, and through a link at the Investor Relations — SEC Filings — Documents section of the Company’s website (www.westbankstrong.com).

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Delivery of Documents to Stockholders Sharing an Address

In some instances, only one annual report or proxy statement is being delivered to two or more stockholders who share an address. The Company will promptly deliver additional copies of its proxy statement, summary annual report, and the annual report on Form 10-K to any stockholder who makes such a request. Any stockholder who wishes to receive separate copies of these documents in the future may notify Alice A. Jensen, Corporate Secretary, at 1601 22nd Street, West Des Moines, Iowa 50266, or by calling 515-222-2300. Alternatively, any stockholders sharing an address who are receiving multiple copies of these documents may also notify Ms. Jensen to request delivery of only one copy.

By Order of the Board of Directors,

/s/ Alice A. Jensen

Alice A. Jensen
Vice President and Corporate Secretary
West Bancorporation, Inc.
March 1, 2021

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EXHIBIT A

WEST BANCORPORATION, INC.
2021 EQUITY INCENTIVE PLAN

Article 1
INTRODUCTION

Section 1.1 Purpose, Effective Date and Term. The purpose of this West Bancorporation, Inc. 2021 Equity Incentive Plan is to: (a) promote the growth, profitability and long-term financial success of West Bancorporation, Inc. and its Subsidiaries; (b) incentivize officers, other employees, and non-employee directors of the Company and its Subsidiaries to achieve long-term corporate objectives; (c) attract and retain officers, other employees, and non-employee directors who can and do contribute to such financial success, and to further align their interests with those of the Company’s Stockholders; and (d) provide such individuals with an opportunity to acquire Shares of the Company’s common stock. The “Effective Date” of the Plan is April 29, 2021, the date of the approval of the Plan by the Stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted after the 10-year anniversary of the Effective Date.

Section 1.2 Participation. Each employee and director of the Company and each Subsidiary who is granted, and currently holds, an Award in accordance with the provisions of the Plan shall be a “Participant” in the Plan. Award recipients shall be limited to employees and directors of the Company and its Subsidiaries; provided, however, that an Award may be granted to an individual prior to the date on which he or she first performs services as an employee or director, provided that such Award does not become vested prior to the date such individual commences such services.

Section 1.3 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

Article 2
AWARDS

Section 2.1 General. Any Award may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award shall be subject to the provisions of the Plan and such additional provisions as the Committee may provide with respect to such Award and as may be evidenced in the Award Agreement. An Award may be granted as an alternative to or replacement of an existing award under the Plan, any other plan of the Company or a Subsidiary, a Predecessor Plan, or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or a Subsidiary, including the plan of any entity acquired by the Company or a Subsidiary. The types of Awards that may be granted include the following:

a.Stock Awards. A stock award is a grant of Shares or a right to receive Shares (or their cash equivalent or a combination of both, as shall be reflected in the respective Award Agreement) in the future. Such Awards may include bonus shares, stock units, performance shares, performance units, restricted stock, restricted stock units, deferred stock units or any other equity-based Award as determined by the Committee.

b.Cash Incentive Awards. A cash incentive award is the grant of a right to receive a payment of cash (or Shares having a value equivalent to the cash otherwise payable, all as shall be reflected in the respective Award Agreement) determined on an individual basis or as an allocation of an incentive pool that is contingent on the achievement of performance objectives established by the Committee.

Section 2.2 Minimum Vesting Period. If the right to become vested in an Award granted to an employee Participant is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, or other Awards, then the required period of service for full vesting shall not be less than one (1) year (subject to acceleration of vesting, to the extent permitted by the Committee, as provided herein); provided, however, that the required period of service for full vesting with respect to stock awards shall not apply to Awards that do not in the aggregate exceed 5% of the total Share reserve set forth in Section 3.2(a).

Section 2.3 Dividends and Dividend Equivalents. Any Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award, which payments may be made currently or credited to an account for the Participant, may be settled in cash or Shares and may be subject to terms or provisions similar to the underlying Award or such other terms and conditions as the Committee may deem appropriate; provided that in no event may such payments or deliveries be made unless and until the Award to which they relate vests.

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Section 2.4 Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding Award held by a Participant, whether vested or unvested, shall terminate immediately, such Award shall be forfeited and the Participant shall have no further rights thereunder.

Section 2.5 Deferred Compensation. The Plan is, and all Awards are, intended to be exempt from (or, in the alternative, to comply with) Code Section 409A, and each shall be construed, interpreted and administered accordingly. The Company does not guarantee that any benefits that may be provided under the Plan will satisfy all applicable provisions of Code Section 409A. If any Award would be considered “deferred compensation” under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the applicable Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award shall be deemed to constitute the Participant’s acknowledgment of, and consent to, the rights of the Committee under this Section 2.6, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Plan or pursuant to an Award Agreement shall not be applicable to an Award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Article 3
SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The Shares with respect to which Awards may be granted shall be Shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including Shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

a.Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of Shares that may be delivered under the Plan shall be 625,000 Shares (all of which may be granted as full value awards). The maximum number of Shares available for delivery under the Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4. For purposes of this Section 3.2, tandem Awards shall not be double-counted and Awards payable solely in cash shall not be counted. As of the Effective Date, no new awards will be granted under the Predecessor Plan; provided, however, for the avoidance of doubt, that all existing awards granted under such Predecessor Plan prior to the Effective Date will remain in full force and effect and will continue to be governed by the terms of the Predecessor Plan and the award agreements thereunder.

i.To the extent any Shares covered by an Award under the Plan or the Predecessor Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited (including unvested stock awards), canceled, or settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and shall again become eligible for delivery under the Plan.

b.Reuse of Shares. If any Award or any outstanding award granted under the Predecessor Plan (a “Predecessor Plan Award”) is cancelled by mutual consent or terminates or expires for any reason, or if Shares pursuant to an Award or a Predecessor Plan Award are forfeited pursuant to applicable restrictions, or if payment in respect of an Award or a Predecessor Plan Award is made to the Participant or Predecessor Plan Award holder in the form of cash, cash equivalents or property other than Shares, the number of Shares subject thereto shall again be available for purposes of the Plan. Notwithstanding the foregoing, Shares that are delivered or withheld for purposes of satisfying a tax withholding obligation shall not become available for purposes of the Plan

Section 3.3 Limitations on Grants to Director Participants. With respect to any Award to a Director Participant:

a.Stock Awards. The maximum number of Shares that may be subject to stock awards that are granted to any one Director Participant during any calendar year shall be 10,000.
b.Cash Incentive Awards and Stock Awards Settled in Cash. Director Participants shall not be granted Cash Incentive Awards.
c.Director Election. The foregoing limitations shall not apply to cash-based Director fees that the Director elects to receive in the form of Shares or Share based units equal in value to the cash‑based Director fee.

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Section 3.4 Corporate Transactions; Adjustments. To the extent permitted under Code Section 409A, and to the extent applicable, in the event of a corporate transaction involving the Company or the Shares (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar event which the Committee determines affects the Shares such that an adjustment pursuant to this Section 3.4 is appropriate to prevent the enlargement or dilution of rights), all outstanding Awards, the number of Shares available for delivery under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall be adjusted automatically to proportionately and uniformly reflect such transaction; provided, however, that, subject to Section 3.4, the Committee may otherwise adjust Awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the Awards and the Plan. Action by the Committee under this Section 3.4 may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; and (iii) any other adjustments that the Committee determines to be equitable (which may include (A) replacement of an Award with another award that the Committee determines has comparable value and that is based on stock of a company resulting from a corporate transaction, and (B) cancellation of an Award in return for cash payment of the current value of the Award, determined as though the Award were fully vested at the time of payment.

Section 3.5 Delivery of Shares. Delivery of Shares or other amounts under the Plan shall be subject to the following:

a.Compliance with Applicable Laws. Notwithstanding any provision of the Plan to the contrary, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws and the applicable requirements of any securities exchange or similar entity.
b.No Certificates Required. To the extent that the Plan provides for the delivery of Shares, the delivery may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

Article 4
CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in any Award Agreement, at the time of a Change in Control:

a.Subject to any forfeiture and expiration provisions otherwise applicable to the respective Awards, all stock awards and cash incentive awards under the Plan then held by the Participant shall become fully earned and vested immediately if, (i) immediately following a Change in Control the Plan and the respective Award Agreements are not the obligations of the entity, whether the Company, a successor thereto or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control, or (ii) the Plan and the respective Award Agreements are the obligations of the entity, whether the Company, a successor thereto or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control and the Participant incurs a Termination of Service without Cause or the Participant resigns for Good Reason following such Change in Control.
b.Notwithstanding the foregoing provisions of this Section 4.1, if the vesting of an outstanding Award is conditioned upon the achievement of performance measures, then such Awards shall be earned and vested immediately on the date of the Change in Control, based upon the greater of (i) actual performance through the date of the Change in Control; or (ii) target level performance, in each case as determined by the Committee, and without pro ration for the amount of the applicable performance period completed as of the date of the Change in Control.
Section 4.2 Definition of Change in Control.

a.“Change in Control” has the meaning set forth for such term in the Participant’s employment or change in control agreement (or other similar agreement) with the Company or a Subsidiary, provided that the Award does not constitute Deferred Compensation (in which case, the definition in effect as of the date of grant of the Award shall control); or, if the Participant’s agreement lacks such definition or the Participant has not entered into such an agreement, means the first to occur of the following:
i.The date of the consummation of the acquisition by any “person” (as such term is defined in Section 13(d) and 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51 percent or more of the combined voting power of the then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”);

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ii.During any 12 month period, the individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless either the election, or nomination for election by, the Stockholders of any new Company director was approved by a vote of a majority of the Board, in which case such new director shall, for purposes of the Plan, be considered as a member of the Board; or
iii.The date of the consummation by the Company of (i) a merger, consolidation or other similar transaction if the Stockholders immediately before such merger, consolidation or other similar transaction, do not, as a result of such merger, consolidation or other similar transaction, own directly or indirectly, more than forty-nine percent (49%) of the combined voting power of the then outstanding securities eligible to vote for the election of the board of directors of the entity resulting from such merger, consolidation or other similar transaction, in substantially the same proportion as their ownership of the combined voting power of the Company Voting Securities outstanding immediately before such merger, consolidation or other similar transaction or (ii) a complete liquidation or dissolution of, or an agreement for the sale or other disposition of, all or substantially all of the assets of the Company.
b.Notwithstanding any provision in the foregoing definition of a Change in Control to the contrary, a Change in Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the Company Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity or (ii) any corporation that, immediately prior to such acquisition, is owned directly or indirectly by the Stockholders in substantially the same proportion as their ownership of Stock immediately prior to such acquisition.
c.Further notwithstanding any provision in the foregoing definition of a Change in Control to the contrary, in the event that any Award constitutes Deferred Compensation and the settlement of, or distribution of benefits under, such Award is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in control event” under Code Section 409A.

Article 5
COMMITTEE

Section 5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5. The Committee shall be selected by the Board, provided that the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an “independent director” (within the meaning of the rules of the securities exchange which then constitutes the principal listing for the Stock), in each case to the extent required by the Exchange Act or the applicable rules of the securities exchange which then constitutes the principal listing for the Stock, respectively. Subject to the applicable rules of any securities exchange or similar entity, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

Section 5.2 Powers of Committee. In connection with controlling and managing the operation and administration of the Plan, the Committee will have the authority in its sole discretion to:

a.exercise all of the powers granted to it under the Plan;
b.construe, interpret and implement the Plan and all Award Agreements;
c.prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;
d.make all determinations necessary or advisable in administering the Plan;
e.correct any defect, supply any omission and reconcile any inconsistency in the Plan;
f.amend the Plan to reflect changes in applicable law;
g.grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a Termination of Service on such Awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon the attainment of performance goals and/or upon continued service;

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h.subject to Section 6.1 and as permitted under Code Section 409A, amend any outstanding Award Agreement in any respect, including, without limitation, to:
i.accelerate the time or times at which the Award becomes vested or unrestricted (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award);
ii.accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award);
iii.waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions; or
iv.reflect a change in the Participant’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and

i.determine at any time whether, to what extent and under what circumstances and the method or methods:
i.Awards may be (A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award, including the effect on any repayment provisions under the Plan or Award Agreement); or (B) canceled, forfeited or suspended;
ii.Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant thereof or of the Committee;
iii.to the extent permitted under applicable law, loans (whether or not secured by Shares) may be extended by the Company with respect to any Awards; and
iv.Awards may be settled by the Company, any of its Subsidiaries or affiliates or any of their designees.
Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of any securities exchange or similar entity, the Plan, the charter of the Committee, or as necessary to comply with the exemptive provisions of Rule 16b-3 of the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers under the Plan to any person or persons selected by it. The acts of such delegates shall be treated under the Plan as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and each Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties under the Plan. The records of the Company and each Subsidiary as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive with respect to all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan shall furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Expenses and Liabilities. All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan, and the Company, and its officers and directors, shall be entitled to rely upon the advice, opinions and valuations of any such persons.

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Article 6
AMENDMENT AND TERMINATION

Section 6.1 General. Unless otherwise determined by the Board, Stockholder approval of any amendment or termination of the Plan will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange on which the Shares are traded or self-regulatory agency, and subject to the foregoing, the Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement; provided, however, that no amendment or termination may (except as provided in Section 2.6, Section 3.4 and Section 6.2), in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any Award granted prior to the date such amendment or termination is adopted by the Board; and provided, further, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be delivered under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) immediately above is approved by the Stockholders.

Section 6.2 Amendment to Conform to Law. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any applicable law. By accepting an Award, the Participant shall be deemed to have acknowledged and consented to any amendment to an Award made pursuant to this Section 6.2, Section 2.6 or Section 3.4 without further consideration or action.

Article 7
GENERAL TERMS

Section 7.1 No Implied Rights.
a.No Rights to Specific Assets. No person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary, including any specific funds, assets, or other property that the Company or a Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, distributable in accordance with the provisions of the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan or an Award Agreement shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to provide any benefits to any person.
b.No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant shall not give any person the right to be retained in the service of the Company or a Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the Plan. No individual shall have the right to be selected to receive an Award, or, having been so selected, to receive a future Award.
c.No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award shall confer upon the holder thereof any rights as a Stockholder prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2 Transferability. Except as otherwise provided by the Committee, Awards are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be limited to immediate family members of Participants, trusts, partnerships, limited liability companies and other entities that are permitted to exercise rights under Awards in accordance with Form S-8 established for the primary benefit of such family members or to charitable organizations; and provided, further, that such transfers shall not be made for value to the Participant and in no event shall any Award be sold, assigned, or transferred to any third-party financial institution.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not have any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of the Plan by the Board nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable.

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Section 7.5 Award Agreement. Each Award shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be made available to the Participant, and the Committee may require that the Participant sign a copy of the Award Agreement.

Section 7.6 Form and Time of Elections. Unless otherwise specified in the Plan, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such terms or conditions, not inconsistent with the provisions of the Plan, as the Committee may require.

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. All distributions under the Plan shall be subject to withholding of all applicable taxes and the Committee may condition the delivery of any Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied: (a) through cash payment by the Participant; (b) through the surrender of Shares that the Participant already owns or (c) through the surrender of Shares to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (c) may not be used to satisfy more than the maximum individual statutory tax rate for each applicable tax jurisdiction, or such lesser amount as established by the Company.

Section 7.9 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company.

Section 7.10 Indemnification. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee or the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her (provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf), unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.11 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional Shares shall be delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Shares or other property shall be delivered or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.12 Governing Law. The Plan, all Awards, and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Iowa without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 7.13 Benefits Under Other Plans. Except as otherwise provided by the Committee, Awards granted to a Participant (including the grant and the receipt of benefits) shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any qualified retirement plan, nonqualified plan and any other benefit plan maintained by the Participant’s employer.

Section 7.14 Validity. If any provision of the Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

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Section 7.15 Notice. Unless provided otherwise in an Award Agreement or policy adopted from time to time by the Committee, all communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below:

West Bancorporation, Inc.
1601 22nd Street
West Des Moines, Iowa 50266
Facsimile: 515-225-8023

Such communications shall be deemed given:
a.In the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
b.In the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
c.In the case of facsimile, the date upon which the transmitting party receives confirmation of receipt by facsimile, telephone or otherwise;
provided, however, that in no event shall any communication be deemed to be given later than the date it is actually received, provided it is actually received. In the event a communication is not received, it shall be deemed received only upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by facsimile, U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Financial Officer or corporate secretary.

Section 7.16 Clawback Policy. Any Award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other similar action in accordance with any applicable Company clawback policy (the “Policy”) or any applicable law. A Participant’s receipt of an Award shall be deemed to constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy and any similar policy established by the Company that may apply to the Participant, whether adopted prior to or following the making of any Award and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action.

Section 7.17 Breach of Restrictive Covenants. Except as otherwise provided by the Committee, notwithstanding any provision of the Plan to the contrary, if the Participant breaches a confidentiality, non-competition, non-solicitation, non-disclosure, non-disparagement, or other similar restrictive covenant set forth in an Award Agreement or any other agreement between the Participant and the Company or a Subsidiary, whether before or after the Participant’s Termination of Service, in addition to and not in limitation of any other rights, remedies, damages, penalties or restrictions available to the Company under the Plan, an Award Agreement, any other agreement between the Participant and the Company or a Subsidiary, or otherwise at law or in equity, the Participant shall forfeit or pay to the Company:
a.Any and all outstanding Awards granted to the Participant, including Awards that have become vested;
b.Any Shares held by the Participant in connection with the Plan that were acquired by the Participant after the Participant’s Termination of Service and within the 12-month period immediately preceding the Participant’s Termination of Service; and
c.The profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant in connection with the Plan after the Participant’s Termination of Service and within the 12-month period immediately preceding the Participant’s Termination of Service and where such sale or disposition occurs in such similar time period.
Unless the applicable Award Agreement expressly displaces or limits the Company’s rights under this Section 7.17 with a reference to the same, any forfeiture provision contained in an Award Agreement shall be construed as an additional, non-exclusive remedy in the event of the Participant’s breach of a restrictive covenant.

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Article 8
DEFINED TERMS; CONSTRUCTION

Section 8.1 Definitions. In addition to the other definitions contained in the Plan, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

a.“Award” means an award under the Plan.
b.“Award Agreement” means the document that evidences the terms and conditions of an Award. Such document shall be referred to as an agreement regardless of whether a Participant’s signature is required. Each Award Agreement shall be subject to the terms and conditions of the Plan, and, if there is any conflict between the Award Agreement and the Plan, the Plan shall control.
c.“Board” means the Board of Directors of the Company.
d.“Cause” has the meaning set forth for such term (or a similar term) in the Participant’s employment or change in control agreement (or other similar agreement) with the Company or a Subsidiary; or, if the Participant’s agreement lacks such definition or the Participant has not entered into such an agreement, means: (i) any act by the Participant of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or a Subsidiary; (ii) willful violation of any law, rule, or regulation in connection with the performance of a Participant’s duties to the Company or a Subsidiary (other than traffic violations or similar offenses); (iii) with respect to any employee of the Company or a Subsidiary, commission of any act of moral turpitude or conviction of a felony; or (iv) the willful or negligent failure of the Participant to perform the Participant’s duties to the Company or a Subsidiary in any material respect.
Further, the Participant shall be deemed to have terminated for Cause if, within twelve (12) months of the Participant’s Termination of Service, facts and circumstances arising during the course of the Participant’s employment with the Company are discovered that would have constituted a termination for Cause.

Further, all rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Board or its designee or during any negotiations between the Board or its designee and the Participant regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of “Cause.”
e.“Change in Control” has the meaning ascribed to it in Section 4.2.
f.“Code” means the Internal Revenue Code of 1986.
g.“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.
h.“Committee” means the Committee acting under Article 5, and in the event a Committee is not currently appointed, the Board.
i.“Company” means West Bancorporation, Inc., an Iowa corporation.
j.“Company Voting Securities” has the meaning ascribed to it in Section 4.2(a).
k.“Director Participant” means a Participant who is a member of the Board or the board of directors of a Subsidiary that is not otherwise an employee of the Company or a Subsidiary.
l.“Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering the Company’s or a Subsidiary’s employees.
m.“Effective Date” has the meaning ascribed to it in Section 1.1.

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n.“Exchange Act” means the Securities Exchange Act of 1934.
o.“Fair Market Value” means, as of any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which Shares are listed or admitted to trading or, if there have been no sales with respect to Shares on such date, such price on the most immediately preceding date on which there have been such sales, or if the Shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Committee in good faith and, to the extent required, in accordance with Code Section 409A and Section 422 of the Code.
p.“Form S-8” means a Registration Statement on Form S-8 promulgated by the U.S. Securities and Exchange Commission or any successor thereto.
q.“Good Reason” has the meaning set forth for such term (or a similar term) in the Participant’s employment or change in control agreement (or other similar agreement) with the Company or a Subsidiary; or, if the Participant’s agreement lacks such definition or the Participant has not entered into such an agreement, means the occurrence of any one of the following events, unless the Participant agrees in writing that such event shall not constitute Good Reason:
i.A material, adverse change in the nature, scope or status of the Participant’s position, authorities or duties from those in effect immediately prior to the applicable Change in Control;
ii.A material reduction in the Participant’s aggregate compensation or benefits in effect immediately prior to the applicable Change in Control; or
iii.Relocation of the Participant’s primary place of employment of more than 15 miles from the Participant’s primary place of employment immediately prior to the applicable Change in Control, or a requirement that the Participant engage in travel that is materially greater than prior to the applicable Change in Control.
Notwithstanding any provision of this definition to the contrary, prior to the Participant’s Termination of Service for Good Reason, the Participant must give the Company written notice of the existence of any condition set forth in clause (i) – (iii) immediately above within 90 days of its initial existence and the Company shall have 30 days from the date of such notice in which to cure the condition giving rise to Good Reason, if curable. If, during such 30-day period, the Company cures the condition giving rise to Good Reason, the condition shall not constitute Good Reason. Further notwithstanding any provision of this definition to the contrary, in order to constitute a termination for Good Reason, such termination must occur within 12 months of the initial existence of the applicable condition.
r.“Participant” has the meaning ascribed to it in Section 1.2.
s.“Plan” means the West Bancorporation, Inc. 2021 Equity Incentive Plan.
t.“Policy” has the meaning ascribed to it in Section 7.16.
u.“Predecessor Plan” means the West Bancorporation, Inc. 2017 Equity Incentive Plan.
v.“Retirement” means the Participant’s Termination of Service on or following attainment of Retirement Age (other than a termination for Cause).
w.“Retirement Age” means the “full retirement age,” as established by the Social Security Administration as of the date of grant of the applicable Award, based upon the Participant’s date of birth.
x.“Securities Act” means the Securities Act of 1933.
y.“Share” means a share of Stock.
z.“Stock” means the common stock of the Company, no par value per share.
aa.“Stockholders” means the stockholders of the Company.
ab.“Subsidiary” means any corporation or other entity that would be a “subsidiary corporation,” as defined in Section 424(f) of the Code, with respect to the Company.

Proxy Statement Table of Contents
ac.“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an employee and/or director of the Company and each Subsidiary, regardless of the reason for such cessation, subject to the following:
i.The Participant’s cessation as an employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
ii.The Participant’s cessation as an employee shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.
iii.If, as a result of a sale or other transaction, the Subsidiary for whom the Participant is employed ceases to be a Subsidiary, and the Participant is not, following the transaction, an employee or director of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed.
iv.Notwithstanding the foregoing, in the event that any Award constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “separation from service” as defined under Code Section 409A.
Section 8.2 Construction. In the Plan, unless otherwise stated, the following uses apply:
a.Actions permitted under the Plan may be taken at any time in the actor’s reasonable discretion;
b.References to a statute shall refer to the statute and any amendments and any successor statutes, and to all regulations promulgated under or implementing the statute, as amended, or its successors, as in effect at the relevant time;
c.In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, and including”;
d.References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
e.Indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;
f.The words “include,” “includes” and “including” mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively;
g.All references to articles and sections are to articles and sections in the Plan unless otherwise specified;
h.All words used shall be construed to be of such gender or number as the circumstances and context require;
i.The captions and headings of articles and sections appearing in the Plan have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions;
j.Any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
k.All accounting terms not specifically defined in the Plan shall be construed in accordance with GAAP.

Proxy Statement Table of Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting, Proxy Statement, Proxy Card, Annual Report and Form 10-K are available at
ir.westbankstrong.com/sec-filings/documents/default.aspx

WEST BANCORPORATION, INC.
Annual Meeting of Stockholders
April 29, 2021 4:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints James W. Noyce and David D. Nelson, or either of them, the undersigned’s attorneys and proxies, with full power of substitution, to vote all shares of common stock of West Bancorporation, Inc. which the undersigned is entitled to vote as of the record date, February 19, 2021, as fully as the undersigned could do if personally present at the Annual Meeting of Stockholders of said corporation to be held online via live webcast at www.virtualshareholdermeeting.com/WTBA2021 and in person at the David L. Miller Conference Center at the Company’s headquarters located at 1601 22nd Street, West Des Moines, Iowa, on Thursday, April 29, 2021, at 4:00 p.m. Central time, and any and all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Proxy Statement Table of Contents
Continued and to be signed on the reverse side

                        VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 28, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/WTBA2021

                        ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
                        If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

                        VOTE BY PHONE - 1-800-690-6903
                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.
                        Eastern Time on April 28, 2021. Have your proxy card in hand when you call and then follow the instructions.

                        VOTE BY MAIL
                        Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
                        Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEST BANCORPORATION, INC.				For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
				All	All	Except

The Board of Directors recommends you vote FOR ALL the following:				☐	☐	☐

1.	Election of Directors
Nominees:
01	Patrick J. Donovan	02	Lisa J. Elming	03	Steven K. Gaer		04	Michael J. Gerdin
05	Sean P. McMurray	06	George D. Milligan	07	David D. Nelson		08	James W. Noyce
09	Steven T. Schuler	10	Therese M. Vaughan	11	Philip Jason Worth

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4.									For	Against	Abstain

2.	To approve, on a nonbinding basis, the 2020 compensation of the named executive officers disclosed in the proxy statement.								☐	☐	☐
3.	To approve the West Bancorporation, Inc. 2021 Equity Incentive Plan								☐	☐	☐
4.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2021.								☐	☐	☐

Such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).

If this proxy is signed and dated but no direction is given for a particular matter, this proxy will be voted (1) FOR THE ELECTION OF ALL OF THE NOMINEES LISTED IN PROPOSAL 1; (2) FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS IN PROPOSAL 2; (3) FOR THE APPROVAL OF THE WEST BANCORPORATION, INC. 2021 EQUITY INCENTIVE PLAN IN PROPOSAL 3; (4) FOR THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021 IN PROPOSAL 4; AND IN THE DISCRETION OF THE NAMED PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)				Date